- --------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC OMITTED]           September 2, 1997
Asset Finance Group
ABS/MBS Capital Markets
- --------------------------------------------------------------------------------

                            Computational Materials

                                  $950,000,000
                                 (Approximate)
                   AMRESCO Residential Securities Corporation
                           Mortgage Loan Trust 1997-3
                              Home Equity Loan ABS


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- --------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER          [GRAPHIC OMITTED]        September 2, 1997
Asset Finance Group
ABS/MBS Capital Markets
- --------------------------------------------------------------------------------

            $950.0 Million AMRESCO Residential Securities Corporation
                           Mortgage Loan Trust 1997-3

                    AMRESCO Residential Capital Markets, Inc.
                                     Seller

                           Advanta Mortgage Corp. USA
                           Ameriquest Mortgage Company
                         Option One Mortgage Corporation
                                    Servicers

                             Transaction Highlights

- --------------------------------------------------------------------------------

            Class Size                         Expected Ratings     Average Life
Class(1)   ($millions)     Tranche Type     (Moody's/S&P/Fitch)(2)  (years) (3)
================================================================================
- --------------------------------------------------------------------------------
   A-1         31.50     Fixed Sequential         Aaa/AAA/AAA           0.51
   A-2         36.00     Fixed Sequential         Aaa/AAA/AAA           1.20
   A-3         41.80     Fixed Sequential         Aaa/AAA/AAA           2.05
   A-4         29.10     Fixed Sequential         Aaa/AAA/AAA           3.00
   A-5         14.60     Fixed Sequential         Aaa/AAA/AAA           4.00
   A-6         14.20     Fixed Sequential         Aaa/AAA/AAA           5.05
   A-7         15.30     Fixed Sequential         Aaa/AAA/AAA           7.05
   A-8         19.79     Fixed Sequential         Aaa/AAA/AAA          13.00
   A-9         22.48       Fixed Lockout          Aaa/AAA/AAA           6.86
   A-10       554.04           Floater            Aaa/AAA/AAA           2.49
   M-1F        14.63     Fixed Subordinate         Aa2/AA/AA            7.29
   M-2F        11.97     Fixed Subordinate          A2/A/A              7.22
   B-1F        10.64     Fixed Subordinate       Baa3/BBB/BBB           6.98
 B-2F(4)        3.99    Fixed Subordinate             --                 --
   M-1A        54.72    Floater Subordinate       Aa2/AA//AA            5.25
   M-2A        41.04    Floater Subordinate         A2/A/A              5.20
   B-1A        34.20    Floater Subordinate     Baa3/BBB-/BBB-          5.15
- --------------------------------------------------------------------------------
  Total      $950.00            --                    --                 --
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
             Modified
             Duration            Payment                              Price
Class(1)   (years) (3)          Window(3)           Benchmark         Talk
================================================================================
   A-1         0.49         10 (10/97 to 7/98)    5.125% of 3/98      +[ ]
   A-2         1.12         10 (7/98 to 4/99)    5.625% of 11/98      +[ ]
   A-3         1.86         13 (4/99 to 4/00)       2-year UST        +[ ]
   A-4         2.64         12 (4/00 to 3/01)       3-year UST        +[ ]
   A-5         3.40         12 (3/01 to 2/02)     6.375% of 9/01      +[ ]
   A-6         4.13         16 (2/02 to 5/03)       5-year UST        +[ ]
   A-7         5.36         43 (5/03 to 11/06)    7.25% of 8/04       +[ ]
   A-8         7.97         142 (11/06 to 8/18)    10-year UST        +[ ]
   A-9         5.22         213 (10/00 to 6/18)   7.25% of 8/04       +[ ]
   A-10        2.16         92 (10/97 to 5/05)    1-month LIBOR       +[ ]
   M-1F        5.29         163 (1/01 to 7/14)   7.875% of 11/04      +[ ]
   M-2F        5.22         144 (1/01 to 12/12)  7.875% of 11/04      +[ ]
   B-1F        5.06         125 (1/01 to 5/11)    7.25% of 8/04       +[ ]
 B-2F(4)        --                  --                  --             --
   M-1A        4.38         53 (1/01 to 5/05)     1-month LIBOR       +[ ]
   M-2A        4.31         55 (11/00 to 5/05)    1-month LIBOR       +[ ]
   B-1A        4.22         56 (10/00 to 5/05)    1-month LIBOR       +[ ]
- --------------------------------------------------------------------------------
  Total         --                  --                  --             --
- --------------------------------------------------------------------------------

(1) Classes A-1 through A-9, M-1F, M-2F, B-1F, and B-2F are backed by a fixed rate pool; Classes A-10, M-1A, M-2A, and B-1A are backed by an ARM pool. The Certificates also include a fixed and ARM pool Subordinate IO strip, as described below under "Subordinate IO". Classes A- 1 through A-9, M-1F, M-2F, and B-2F are shown to maturity while Classes A-10, M-1A, M-2A, and B-1A are shown to call. See "Prepayment Speed" below.
(2)  Duff & Phelps is also expected to rate the transaction.
(3) Classes A-1 through A-9, M-1F, M-2F, and B-2F are shown to maturity while Classes A-10, M-1A, M-2A, and B-1A are shown to call. See "Prepayment Speed" below. Classes A-1 through A-9, M-1F, M-2F, and B-2F are shown to maturity while Classes A-10, M-1A, M-2A, and B- 1A are shown to call. See "Prepayment Speed" below.
(4)  The Class B-2F is being offered privately by Morgan Stanley.

Seller:          AMRESCO Residential Capital Markets, Inc.

Servicers:       Advanta Mortgage, Ameriquest Mortgage, and Option One Mortgage

Trustee:         The Bank of New York

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                             Transaction Highlights
                                   (continued)

Collateral:                     Fixed and floating-rate conventional home equity
                                loans secured by first and second lien
                                mortgages. See "Collateral Description" on page
                                7 for more detail.

Prepayment Speed:

Fixed-Rate Certificates:        All classes are priced at a prepayment speed of
                                100% of the prepayment assumption ("PPC"). 100%
                                PPC describes prepayments starting at 4.0% CPR in month 1, increasing by approximately 1.454%
                                CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter.

Floating-Rate Certificates:     Constant 25% CPR.

Expected Pricing Date:          September 3 - 4, 1997

Expected Settlement:            September 17, 1997 through DTC, Euroclear or
                                CEDEL.

Distribution Dates:             The 25th of each month, beginning October, 1997


Prefunded Amount:               $137.3 million

Subordinate IO:                 The certificates will include a Subordinate IO
                                strip off of the fixed rate and ARM pools which are not offered hereby. The fixed rate pool
                                Subordinate IO pays a 15% coupon for the first
                                24 months based on its notional principal balance (defined as the lesser of approximately
                                $26.6 million and the current outstanding fixed rate pool balance). The ARM pool Subordinate IO pays a 7.50% coupon for the first 24 months based on its notional principal balance (defined as the lesser of approximately $68.4 million and the current outstanding ARM pool balance).

                                The fixed rate pool Subordinate IO initially reduces the excess spread available to fund o/c by approximately 150 basis points (resulting in a fixed pool initial excess servicing of approximately 1.50%), while the ARM pool Subordinate IO initially reduces the excess by approximately 75 basis points (resulting in an ARM pool initial excess servicing of approximately 2.70%).

Available Funds Cap:            All Certificates are subject to an available
                                funds cap. The cap, for both the fixed rate or ARM groups, is the weighted average coupon for that group less the approximately 0.50%
                                Servicing Fee. Shortfalls due to the available funds cap will NOT be carried forward.

Option and Auction Call:        10% mandatory auction call (10% of original
                                certificate balance) followed by a 5% servicer clean-up call.

Coupon Step Up:                 After the Clean-up Date, the spread to LIBOR on
                                the Class A-10 will double, while the spread to LIBOR on the M-1A, M-2A, and B-1A will increase by 50% to incent AMRESCO to call the bonds

Tax Status:                     REMIC

ERISA Eligibility:              The Class A-1 -through A-10 certificates are
                                ERISA eligible; All other Certificate Classes are NOT ERISA eligible.

SMMEA Eligibility:              Only the Class A-10 and M-1A Certificates are
                                SMMEA eligible.

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

          AMRESCO Residential Securities 1997-3 Collateral Description

Note that the following collateral description is only reflective of $227.6 million of fixed rate loans and $585.1 million of ARM loans. The transaction, however, will be fully funded based on a prefunded amount of $137.3 for a total transaction size of approximately $950.0 million.

                                       Fixed Rate Home Equity Loans -
                                                   Group I                      ARM Home Equity Loans - Group II
                                       -------------------------------          --------------------------------
Aggregate Pool Balance:                $227.6 million                           $585.1 million
Number of Loans:                       2,928                                    5,672
Prefunded Amount:                      $37.5 million                            $99.8 million
Average Outstanding Balance:           $77,733.00 (min: $11,885, max:           $103,147.33 (min: $11,911, max:
                                       $497,143)                                $500,000)
Total Original Balance:                $228.2 million                           $586.1 million
Average Original Balance:              $77,928.92                               $103,330.22
Lien Position:                         97.1% firsts; 2.9% non-firsts            100% firsts
Prepayment Penalty:                    74.4% have penalties                     63.7% have penalties
WA Original  Loan to Value             72.1% (15.3% >80%, min: 10.7%/           74.9% (15.4% >80%, min: 8.86%/
Ratio(1):                                              max: 90.0%)                              max: 90.0%)
WA Junior Lien Ratio(2):               33.1%                                    N/A
Loan Type:                             a) 94.79% Fixed Rate                     a) 78.14% 2/28 6-month LIBOR ARMs
                                       b) 5.21% 5/25 ARMs                       b) 16.27% 6-month LIBOR ARMs
                                                                                c) 5.54% 3/27 6-month LIBOR ARMs
                                                                                a) 0.04% other
Original WA Original Term:             322 months (20.00% 180-month maturity    359 months (0.75% 180-month maturity
                                                   78.31% 360-month maturity)               99.22% 360-month maturity)
Remaining WA Maturity:                 318.9 months                             355.3 months
WA Seasoning:                          3.2 months                               3.3 months
Latest Scheduled Maturity:             Expected September 1, 2027               Expected September 1, 2027
WA Gross Coupon:                       10.39% (min: 7.10% / max: 16.50%)        10.05% (current, min: 7.02% / max:
                                                                                16.76%)
WA Gross Margin:                       6.569% for 5/25 ARMs                     a) 5.871% for 6-month LIBOR ARMs
                                                                                b) 5.032% for 1-year UST ARMs
WA Periodic Cap:                       1.02% for 5/25 ARMs                      1.09%
WA Months to Roll:                     57 months for 5/25 ARMs                  18 months
WA Floor:                              9.557% for 5/25 ARMs                     10.040%
Property Type:                         87.1% single family, 7.1% 2-4 family,    85.5% single family, 5.3% 2-4 family,
                                       3.4% condo, 2.5% other                   4.0% PUD, 4.0% condo, 1.1% other
Owner Occupancy:                       a) 90.3% owner occupied                  a) 92.4% owner occupied
                                       b) 9.7% investor property                b) 7.6% investor property
Geographic Distribution (> 5%):        CA (30.8%), HI (11.9%), FL (8.7%)        CA (19.7%), IL (6.4%), MA (5.7%),
                                                                                FL (5.4%)
% Cashout Refinancing:                 48.7%                                    43.8%
WA Debt-to-Income Ratio:               38.46%                                   39.00%

Note: (1)  Includes Original Combined Loan-to-Value for 2nd lien fixed rate loans.

      (2) Excludes first mortgages. Defined as ratio of current principal balance of the mortgage loan to the sum of the original principal balance of loan and principal balance at time of origination of the loan of any senior liens.

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          Fixed Rate Collateral Tables

- ---------------------------   ------------------------------------------------------------------------------------------------------
                              Number of    Aggregate     Aggregate   Weighted    Average   Average     Percent    Percent   Percent
                              Mortgage     Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Remaining Principal Balance   Loans        Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ---------------------------   ------------------------------------------------------------------------------------------------------
10,000.01  -  15,000.00          16        219,572.82       0.1       11.816     13,723     48.511      75.61    68.61       100
15,000.01  -  20,000.00          64      1,188,954.62      0.52       12.022     18,577     60.822      87.86     57.5     79.97
20,000.01  -  25,000.00         159      3,668,344.19      1.61       11.825     23,071     61.798      69.47     57.8      80.2
25,000.01  -  30,000.00         160      4,445,526.60      1.95       11.984     27,785       64.9       67.8    63.12     77.59
30,000.01  -  35,000.00         199      6,455,322.64      2.84        11.41     32,439     63.243      65.05    61.02     79.17
35,000.01  -  40,000.00         210      7,971,133.20       3.5        11.41     37,958     65.779      65.53    67.91     84.43
40,000.01  -  45,000.00         183      7,832,515.58      3.44       11.246     42,801     65.999      63.82    62.38     82.75
45,000.01  -  50,000.00         192      9,222,967.52      4.05       11.105     48,036     68.525      57.38    61.34     84.99
50,000.01  -  55,000.00         138      7,259,669.16      3.19       10.902     52,606     68.224      52.11    65.99     88.43
55,000.01  -  60,000.00         161      9,289,550.85      4.08       10.928     57,699     69.366      56.72    63.86     85.23
60,000.01  -  65,000.00         137      8,631,667.37      3.79       10.855     63,005     70.755      56.45    62.78     90.56
65,000.01  -  70,000.00         119      8,063,131.82      3.54       10.473     67,757     71.245      53.05    67.15     89.82
70,000.01  -  75,000.00          96      6,990,297.40      3.07       10.611     72,816     69.668         50    62.59     96.87
75,000.01  -  80,000.00         109      8,463,310.48      3.72       10.392     77,645     72.287      45.71    70.63     90.85
80,000.01  -  85,000.00         106      8,772,240.08      3.85       10.381     82,757     72.176         52    71.64     92.48
85,000.01  -  90,000.00          74      6,508,400.05      2.86       10.272     87,951     71.861      50.17    66.17     86.46
90,000.01  -  95,000.00          50      4,628,557.02      2.03       10.157     92,571     72.117      36.01     78.1     85.99
95,000.01  - 100,000.00          69      6,773,985.30      2.98        10.24     98,174     73.614       43.5    71.09     92.77
100,000.01 - 105,000.00          66      6,800,177.42      2.99       10.176    103,033     74.687      51.48     71.1     93.94
105,000.01 - 110,000.00          53      5,697,682.94       2.5       10.087    107,503     74.264      45.19    65.96     94.39
110,000.01 - 115,000.00          54      6,065,917.99      2.67        9.877    112,332     73.989       40.7    72.16     90.79
115,000.01 - 120,000.00          47      5,537,337.74      2.43       10.417    117,816     75.018      51.05     70.1     91.41
120,000.01 - 125,000.00          35      4,298,446.63      1.89       10.223    122,813     75.205      57.12    51.43     82.95
125,000.01 - 130,000.00          41      5,218,352.00      2.29       10.009    127,277      76.12       31.8    70.79     82.95
130,000.01 - 135,000.00          34      4,502,715.36      1.98       10.421    132,433     79.608      32.35    58.77       100
135,000.01 - 140,000.00          42      5,794,923.18      2.55        9.967    137,974     74.257      38.12    64.22     97.59
140,000.01 - 145,000.00          18      2,564,778.03      1.13       10.422    142,488     79.752      33.23    72.16       100
145,000.01 - 150,000.00          19      2,806,558.51      1.23        9.386    147,714     71.094      36.96    41.97     89.62
150,000.01 - 160,000.00          43      6,675,387.19      2.93         9.72    155,242       72.7      42.04    60.62     92.96
160,000.01 - 170,000.00          31      5,110,891.07      2.25        9.858    164,867     72.536      48.26    67.67     86.93
170,000.01 - 180,000.00          30      5,281,933.96      2.32       10.062    176,064     77.503      33.39    66.79      90.1
180,000.01 - 190,000.00          16      2,951,671.12       1.3       10.075    184,479     75.707      49.93    62.54     93.88
190,000.01 - 200,000.00          25      4,913,562.87      2.16        9.897    196,543     74.657         44    63.96     96.09
200,000.01 - 210,000.00           7      1,436,817.60      0.63        9.724    205,260     76.067      28.63    56.73       100
210,000.01 - 220,000.00          13      2,809,363.27      1.23        9.175    216,105      72.43      46.35    53.94     92.44

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ---------------------------   ------------------------------------------------------------------------------------------------------
                              Number of    Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
                              Mortgage     Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Remaining Principal Balance   Loans        Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ---------------------------   ------------------------------------------------------------------------------------------------------
220,000.01 -   230,000.00        11        2,481,722.15     1.09       9.776     225,611   72.444       63.63     27.52       100
230,000.01 -   240,000.00        10        2,364,725.57     1.04       9.189     236,473   76.439       60.14     60.33       100
240,000.01 -   250,000.00        13        3,200,217.72     1.41       9.939     246,171   73.431       61.55     53.85       100
250,000.01 -   300,000.00        45       12,407,221.50     5.45        9.53     275,716   76.977       37.92     48.93     92.82
300,000.01 -   350,000.00        16        5,202,811.66     2.29       9.698     325,176   78.147       31.11     68.81     94.17
350,000.01 -   400,000.00         7        2,617,105.11     1.15       9.909     373,872   78.757       27.86     55.28       100
400,000.01 -   450,000.00         6        2,535,670.04     1.11       9.806     422,612   75.904       33.23     35.06       100
450,000.01 -   500,000.00         4        1,941,078.94     0.85      10.239     485,270    76.85           0     24.95       100
- ---------------------------   ------------------------------------------------------------------------------------------------------
Total:                        2,928      227,602,216.27      100      10.394      77,733   72.137       48.67        63     90.31
- ---------------------------   ------------------------------------------------------------------------------------------------------
Min:   11,884.69
Max:   497,142.69
Average:   77,733.00
- ---------------------------   ------------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ---------------------------   ------------------------------------------------------------------------------------------------------
                              Number of    Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
                              Mortgage     Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Mortgage Rates                Loans        Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ---------------------------   ------------------------------------------------------------------------------------------------------
7.001  -  7.500                   11      1,340,942.67       0.59      7.385      121,904   62.057      61.43      63.36       100
7.501  -  8.000                   60      7,094,592.30       3.12      7.819      118,243    65.69      50.42      70.22     97.29
8.001  -  8.250                   30      2,838,199.41       1.25      8.203       94,607   64.623       47.9      83.25     98.59
8.251  -  8.500                   72      8,018,239.92       3.52      8.467      111,364   66.656      44.91      61.69     95.67
8.501  -  8.750                   81      8,762,814.47       3.85      8.698      108,183   68.223       29.8      71.43     94.83
8.751  -  9.000                  160     20,312,498.61       8.92      8.943      126,953   68.771      34.09       55.6     91.64
9.001  -  9.250                   82      9,257,083.14       4.07      9.196      112,891   72.948      40.07      62.58     92.03
9.251  -  9.500                  121     12,611,919.43       5.54       9.46      104,231   75.418      34.05      72.46     94.15
9.501  -  9.750                  149     14,008,445.93       6.15      9.686       94,016   72.894      47.19      66.48     93.73
9.751  - 10.000                  234     21,944,292.99       9.64      9.944       93,779   75.639      46.07       72.4     90.12
10.001 - 10.250                  127     11,358,494.45       4.99     10.203       89,437   76.243      48.83      73.99      91.4
10.251 - 10.500                  179     13,393,757.03       5.88     10.444       74,825   73.182       53.8      64.56     84.26
10.501 - 10.750                  206     14,423,925.97       6.34     10.678       70,019   72.995      57.89      52.92     90.18
10.751 - 11.000                  231     16,518,721.41       7.26     10.925       71,510   73.675      61.97      54.93     86.84
11.001 - 11.250                  131      8,525,149.89       3.75     11.183       65,077   74.016       45.5      58.93     91.06
11.251 - 11.500                  180     10,843,686.25       4.76     11.434       60,243   73.671      60.84      57.66     85.29
11.501 - 11.750                  154      8,933,357.36       3.92     11.668       58,009   75.207      62.76      62.86     87.49
11.751 - 12.000                  146      9,122,854.00       4.01     11.931       62,485   71.839      52.88      57.57     87.27
12.001 - 13.000                  347     17,852,305.77       7.84     12.521       51,448   71.755      52.15      57.27     87.85
13.001 - 14.000                  134      5,759,885.48       2.53     13.485       42,984   67.686      60.63      63.15     85.16
14.001 - 15.000                   72      3,737,083.24       1.64     14.539       51,904    64.61      50.77      53.42     90.68
15.001 - 16.000                   15        688,515.44        0.3     15.478       45,901    67.98      19.74      82.63     85.04
16.001 - 17.000                    6        255,451.11       0.11     16.263       42,575    66.74      32.19      92.47     92.47
- --------------------------    ------------------------------------------------------------------------------------------------------
Total:                         2,928    227,602,216.27        100     10.394       77,733   72.137      48.67         63     90.31
- --------------------------    ------------------------------------------------------------------------------------------------------
Min:   7.100
Max:   16.500
Weighted Average Coupon:
10.3943
- ---------------------------   ------------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ---------------------------   ------------------------------------------------------------------------------------------------------
                              Number of    Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
                              Mortgage     Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Seasoning                     Loans        Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ---------------------------   ------------------------------------------------------------------------------------------------------
0                                   43       3,199,530.00     1.41     10.359     74,408     74.217      55.63      66.37     86.42
1 -   6                          2,831     220,369,453.67    96.82     10.382     77,842     72.052       48.1       63.4     90.47
7 -  12                             47       3,662,960.40     1.61     11.168     77,935     75.141      75.47      35.28     83.05
13 -  18                             5         290,693.66     0.13     10.003     58,139     74.991      54.75      60.42       100
19 -  24                             2          79,578.54     0.03     11.437     39,789     74.876        100        100       100
- ---------------------------   ------------------------------------------------------------------------------------------------------
Total:                           2,928     227,602,216.27      100     10.394     77,733     72.137      48.67         63     90.31
- ---------------------------   ------------------------------------------------------------------------------------------------------
Min:   0
Max:   23
Weighted Average:   3.18
- ---------------------------   ------------------------------------------------------------------------------------------------------

- ---------------------------   ------------------------------------------------------------------------------------------------------
                              Number of    Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
Months Remaining to           Mortgage     Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Scheduled Maturity            Loans        Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ---------------------------   ------------------------------------------------------------------------------------------------------
61 - 120                              4        149,602.77    0.07      11.741     37,401    73.336       37.7       100        100
121 - 180                           807     45,531,656.31      20      10.888     56,421    69.811      65.96     59.76      88.74
181 - 240                            64      3,330,298.49    1.46      11.354     52,036    71.807         86     62.88      84.01
301 - 360                         2,053    178,590,658.70   78.47      10.249     86,990    72.736      43.58      63.8      90.82
- ---------------------------   ------------------------------------------------------------------------------------------------------
Total:                            2,928    227,602,216.27     100      10.394     77,733    72.137      48.67        63      90.31
- ---------------------------   ------------------------------------------------------------------------------------------------------
Min:   115
Max:   360
Weighted Average:   318.94
- ---------------------------   ------------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ---------------------------   ------------------------------------------------------------------------------------------------------
                              Number of    Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
                              Mortgage     Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Product Type                  Loans        Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ---------------------------   ------------------------------------------------------------------------------------------------------
Fixed - 30 Year                 1,942      166,986,132.31  73.37        10.296     85,987   72.837      41.76      65.25      91.1
Fixed - 15 Year                   528      24,894,752.78   10.94        10.654     47,149    66.29      67.47      63.13     87.41
Balloon - 15/30                   275      20,374,661.11    8.95        11.203     74,090   74.062      63.67      55.23     90.33
ARM - 5 Year/6 Month              115      11,866,768.81    5.21         9.557    103,189   71.327      70.42      43.99     86.85
Fixed - 20 Year                    64       3,330,298.49    1.46        11.354     52,036   71.807         86      62.88     84.01
Fixed - 10 Year                     4         149,602.77    0.07        11.741     37,401   73.336       37.7        100       100
- ---------------------------   -----------------------------------------------------------------------------------------------------
Total:                          2,928      227,602,216.27    100        10.394     77,733   72.137      48.67         63     90.31
- ---------------------------   -----------------------------------------------------------------------------------------------------

- ----------------------------  ------------------------------------------------------------------------------------------------------
                              Number of    Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
                              Mortgage     Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Distribution of Loan Purpose  Loan         Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ----------------------------  ------------------------------------------------------------------------------------------------------
Refinance - Cashout               1,616   110,784,723.01     48.67     10.543     68,555     70.489        100      60.28     88.01
Refinance - Rate Term               918    85,200,825.72     37.43       10.1     92,811     72.293          0       66.8     92.91
Purchase                            394    31,616,667.54     13.89     10.666     80,245     77.491          0      62.27     91.32
- ---------------------------   ------------------------------------------------------------------------------------------------------
Total:                            2,928   227,602,216.27       100     10.394     77,733     72.137      48.67         63     90.31
- ---------------------------   ------------------------------------------------------------------------------------------------------

- ---------------------------   ------------------------------------------------------------------------------------------------------
                              Number of    Aggregate      Aggregate   Weighted   Average   Average     Percent    Percent   Percent
Distribution of               Mortgage     Principal      Principal   Average    Current   Original    Cashout    Full      Owner
Occupancy Status              Loans        Balance        Balance     Coupon     Balance   CLTV        Refi       Doc       Occupied
- ---------------------------   ------------------------------------------------------------------------------------------------------
Owner-Occupied                     2,554   205,540,425.52   90.31       10.354     80,478     72.482      47.44    63.34       100
Non-Owner Occupied                   374    22,061,790.75    9.69       10.766     58,989     68.922      60.19    59.83         0
- ---------------------------   -----------------------------------------------------------------------------------------------------
Total:                             2,928   227,602,216.27     100       10.394     77,733     72.137      48.67       63     90.31
- ---------------------------   -----------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ---------------------------   ------------------------------------------------------------------------------------------------------
                              Number of    Aggregate      Aggregate   Weighted   Average   Average     Percent    Percent   Percent
Distribution of               Mortgage     Principal      Principal   Average    Current   Original    Cashout    Full      Owner
Property Types                Loans        Balance        Balance     Coupon     Balance   CLTV        Refi       Doc       Occupied
- ---------------------------   ------------------------------------------------------------------------------------------------------
Single Family Residence          2,560     198,135,849.84    87.05     10.418     77,397    72.284      48.95      64.07      93.02
2-4 Family                         194      16,113,132.62     7.08     10.216     83,057    69.711      46.52      56.23      60.37
Condo                              108       7,649,815.23     3.36     10.052     70,832    72.343       33.8      49.51      80.52
PUD                                 36       3,572,227.64     1.57     10.384     99,229    74.264      66.68      70.72      96.67
Manufactured Housing                22       1,454,766.61     0.64     10.904     66,126    73.678         63      43.29      92.57
Townhouse                            8         676,424.33      0.3      10.54     84,553     70.18      61.91      65.86      82.09
- ---------------------------   ------------------------------------------------------------------------------------------------------
Total:                           2,928     227,602,216.27     100      10.394     77,733    72.137      48.67         63      90.31
- ---------------------------   ------------------------------------------------------------------------------------------------------

- ---------------------------   ------------------------------------------------------------------------------------------------------
                              Number of    Aggregate      Aggregate   Weighted   Average   Average     Percent    Percent   Percent
                              Mortgage     Principal      Principal   Average    Current   Original    Cashout    Full      Owner
Loan Documentation            Loans        Balance        Balance     Coupon     Balance   CLTV        Refi       Doc       Occupied
- ---------------------------   ------------------------------------------------------------------------------------------------------
Full Doc-Asset and Income        1,875    143,391,922.20       63       10.337     76,476   74.264      46.58      100       90.79
Stated Income                      967     73,701,250.63    32.38        10.56     76,216   68.241      54.57        0       90.36
Limited                             86     10,509,043.44     4.62       10.011    122,198   70.444         36        0       83.28
- ---------------------------   -----------------------------------------------------------------------------------------------------
Total:                           2,928    227,602,216.27      100       10.394     77,733   72.137      48.67       63       90.31
- ---------------------------   -----------------------------------------------------------------------------------------------------

- ---------------------------   ------------------------------------------------------------------------------------------------------
                              Number of    Aggregate      Aggregate   Weighted   Average   Average     Percent    Percent   Percent
                              Mortgage     Principal      Principal   Average    Current   Original    Cashout    Full      Owner
Lien Position                 Loans        Balance        Balance     Coupon     Balance   CLTV        Refi       Doc       Occupied
- ---------------------------   ------------------------------------------------------------------------------------------------------
1st Lien                         2,774     220,978,677.34     97.09     10.358     79,661   72.117      47.27      63.85     90.28
2nd Lien                           154       6,623,538.93      2.91     11.596     43,010    72.81      95.69      34.57     91.13
- ---------------------------   -----------------------------------------------------------------------------------------------------
Total:                           2,928     227,602,216.27       100     10.394     77,733   72.137      48.67         63     90.31
- ---------------------------   -----------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ---------------------------   ------------------------------------------------------------------------------------------------------
                              Number of    Aggregate      Aggregate   Weighted   Average   Average     Percent    Percent   Percent
                              Mortgage     Principal      Principal   Average    Current   Original    Cashout    Full      Owner
Amresco Credit Grade (PAG)    Loans        Balance        Balance     Coupon     Balance   CLTV        Refi       Doc       Occupied
- ---------------------------   ------------------------------------------------------------------------------------------------------
1                                  172      18,268,849.80     8.03       9.235   106,214     68.46      65.25      47.47     80.04
2                                1,522     134,859,253.38    59.25      10.008    88,607    74.754      45.48      63.16     90.12
3                                  615      42,364,736.50    18.61      10.744    68,886    70.898      52.88      64.39     94.37
4                                  220      10,821,833.36     4.75      11.674    49,190    68.218      57.92      70.51     89.97
5                                  399      21,287,543.23     9.35      12.492    53,352    63.175      41.61      68.76     92.36
- ---------------------------   ------------------------------------------------------------------------------------------------------
Total:                           2,928     227,602,216.27      100      10.394    77,733    72.137      48.67         63     90.31
- ---------------------------   ------------------------------------------------------------------------------------------------------

- ---------------------------   ------------------------------------------------------------------------------------------------------
                              Number of    Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
                              Mortgage     Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Prepayment Penalty            Loans        Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ---------------------------   ------------------------------------------------------------------------------------------------------
1 Year                             67       6,073,869.82     2.67      10.74       90,655     73.164    44.06       47.9     95.97
1.5 Year                            2         118,100.74     0.05     10.307       59,050     66.672      100      57.71       100
2 Year                             88       9,135,823.76     4.01     10.177      103,816     76.837    23.84      71.95     86.54
3 Year                            125      10,125,302.81     4.45     10.499       81,002     70.866    47.92      62.72     91.43
4 Year                            733      61,913,709.66     27.2      9.968       84,466     73.442    29.08      64.71     95.14
5 Year                             32       3,171,615.15     1.39     10.243       99,113     68.294    10.74      74.26     87.88
Undefined Prepayment Penalty      909      78,909,207.37    34.67     10.176       86,809     72.162    61.22      62.93     87.23
No Prepayment Penalty             972      58,154,586.96    25.55     11.134       59,830     70.311    58.99      60.91     89.26
- ---------------------------   -----------------------------------------------------------------------------------------------------
Total:                          2,928     227,602,216.27      100     10.394       77,733     72.137    48.67         63     90.31
- ---------------------------   -----------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ---------------------------   ------------------------------------------------------------------------------------------------------
                              Number of    Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
                              Mortgage     Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Geographical Distribution     Loans        Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ---------------------------   ------------------------------------------------------------------------------------------------------
California                      693        70,016,164.63    30.76        9.801    101,033     72.402      35.52      67.91    91.61
Hawaii                          150        27,103,422.56    11.91        9.165    180,689     72.337      40.45      43.34    91.57
Florida                         306        19,713,109.35     8.66       11.071     64,422     72.359      64.07      52.21    91.77
Texas                           151         8,055,976.57     3.54       11.508     53,351     71.885      16.77      61.78    82.24
Illinois                        131         7,437,155.40     3.27       11.399     56,772       68.9      52.59      67.14    92.11
Ohio                            131         7,197,724.11     3.16       11.036     54,944     73.679      58.39      73.42    89.02
Oregon                           64         6,127,310.67     2.69        9.659     95,739     69.585      59.67      66.11    93.53
Utah                             68         5,896,018.24     2.59        9.803     86,706     72.986      45.23      75.98    91.32
Pennsylvania                    106         5,882,054.25     2.58       11.268     55,491     73.099      60.22      70.22    89.52
Arizona                          90         5,422,161.51     2.38       10.252     60,246     71.289      37.66      68.44    88.98
Washington                       76         5,303,567.43     2.33       10.462     69,784     71.442      74.25      52.69    91.58
Indiana                         114         5,098,396.58     2.24       11.176     44,723     71.665      76.56       66.9    85.92
New York                         70         5,082,013.18     2.23        11.25     72,600     71.116       71.7      66.82    86.86
Colorado                         61         4,666,094.43     2.05        9.664     76,493     71.677      55.53      68.45    84.64
New Jersey                       50         4,178,918.54     1.84        11.29     83,578     69.053       68.2      67.49    95.02
Nevada                           39         3,830,365.32     1.68       10.476     98,214     75.872      38.51      66.33    74.29
Massachusetts                    40         3,226,284.99     1.42       10.574     80,657     66.497      57.79      60.99    84.53
North Carolina                   62         2,905,358.26     1.28       12.311     46,861     71.489       79.2      70.87    87.32
Michigan                         59         2,868,666.09     1.26       11.532     48,621     72.264      57.28       66.7    78.92
Georgia                          40         2,617,188.72     1.15       11.397     65,430     72.003       58.4      74.68    94.41
Missouri                         53         2,285,349.87        1       12.067     43,120     74.367      44.77      83.23    91.68
Virginia                         36         2,091,397.98     0.92       11.399     58,094     71.178      64.78      45.71    88.32
New Mexico                       24         1,802,412.30     0.79       10.959     75,101     70.477      37.35      61.13    97.39
Tennessee                        28         1,746,225.13     0.77       10.815     62,365     79.316      62.53      89.28    85.34
Louisiana                        29         1,713,286.77     0.75       11.681     59,079     75.349       69.8      72.77    86.16
Connecticut                      21         1,707,023.71     0.75       10.891     81,287     72.315      57.01      62.73    98.24
Maryland                         29         1,577,267.19     0.69       11.641     54,389     74.246      78.49      57.39     84.2
Minnesota                        18         1,435,380.93     0.63       10.643     79,743      72.85      66.04       46.6    96.27

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ---------------------------   ------------------------------------------------------------------------------------------------------
                              Number of    Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
                              Mortgage     Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Geographical Distribution     Loans        Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ---------------------------   ------------------------------------------------------------------------------------------------------
Rhode Island                       15        1,205,069.44    0.53      10.515      80,338      71.776       76.13    29.63     94.23
South Carolina                     20        1,203,189.63    0.53      12.318      60,159      68.064       66.02    33.43       100
Arkansas                           19          921,592.57     0.4      11.807      48,505      71.446       75.22    76.46     87.78
Kentucky                           19          891,249.04    0.39      11.682      46,908      71.959       58.31    77.68       100
Idaho                              16          881,632.34    0.39      11.365      55,102      77.491       49.46    74.49       100
Maine                              11          858,416.66    0.38       10.37      78,038      74.275       41.27    50.48       100
Wisconsin                          17          740,464.41    0.33      11.407      43,557      69.917       87.86    82.84     78.33
New Hampshire                      11          725,210.52    0.32      10.802      65,928      77.538       32.35    40.17     72.55
Mississippi                        14          507,548.96    0.22      11.309      36,253      69.546       72.65    77.82     88.97
Kansas                              8          390,893.96    0.17      11.853      48,862      75.522        40.1    79.55       100
Oklahoma                            9          375,289.80    0.16      12.026      41,699      69.594       67.23    53.98     93.86
Nebraska                            5          329,493.18    0.14      11.012      65,899      77.633         100      100       100
District of Columbia                4          317,105.66    0.14      12.649      79,276      74.329       76.44    79.95      81.1
Delaware                            5          271,454.56    0.12      11.256      54,291      75.084       37.98    72.73       100
Iowa                                4          249,372.35    0.11       11.33      62,343      60.444       57.97      100       100
Montana                             3          236,914.64     0.1      10.098      78,972        69.7       77.26    59.04       100
West Virginia                       5          235,580.78     0.1      10.383      47,116       86.26       43.86    91.95       100
Wyoming                             3          155,553.13    0.07      10.302      51,851      70.243       69.65      100       100
North Dakota                        1          119,889.93    0.05        9.85     119,890          80         100      100       100
- ---------------------------   ------------------------------------------------------------------------------------------------------
Total:                          2,928 2     27,602,216.27     100      10.394      77,733      72.137       48.67       63     90.31
- ---------------------------   ------------------------------------------------------------------------------------------------------

- ---------------------------   ------------------------------------------------------------------------------------------------------
                              Number of    Aggregate      Aggregate   Weighted   Average   Average     Percent    Percent   Percent
                              Mortgage     Principal      Principal   Average    Current   Original    Cashout    Full      Owner
Calendar Year of Origination  Loan         Balance        Balance     Coupon     Balance   CLTV        Refi       Doc       Occupied
- ---------------------------   ------------------------------------------------------------------------------------------------------
1995                                  2         79,578.54      0.03      11.437   39,789   74.876         100         100       100
1996                                 25      1,954,407.90      0.86      10.725   78,176   74.287       62.97       37.97     80.72
1997                              2,901    225,568,229.83     99.11      10.391   77,755   72.118       48.53        63.2     90.39
- ---------------------------   ------------------------------------------------------------------------------------------------------
Total:                            2,928    227,602,216.27       100      10.394   77,733   72.137       48.67          63     90.31
- ---------------------------   ------------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ---------------------------   ------------------------------------------------------------------------------------------------------
                              Number of    Aggregate      Aggregate   Weighted   Average   Average     Percent    Percent   Percent
Combined Original             Mortgage     Principal      Principal   Average    Current   Original    Cashout    Full      Owner
Loan-to-Value Ratios          Loan         Balance        Balance     Coupon     Balance   CLTV        Refi       Doc       Occupied
- ---------------------------   ------------------------------------------------------------------------------------------------------
10.001 -  20.000                   12         364,459.67     0.16        9.813     30,372     15.966      48.48      45.45       100
20.001 -  30.000                   57       2,244,940.06     0.99        9.743     39,385     26.127      59.29      50.86     92.76
30.001 -  40.000                  101       5,765,784.04     2.53        9.764     57,087     36.239      56.99      39.27     96.17
40.001 -  50.000                  150       8,151,481.56     3.58       10.023     54,343     45.911      56.76      56.95     88.76
50.001 -  60.000                  272      17,258,923.60     7.58       10.355     63,452     56.478      60.34       49.7     90.18
60.001 -  70.000                  766      50,267,290.76    22.09       10.751     65,623     67.008      57.33      55.96     81.12
70.001 -  75.000                  591      47,877,532.43    21.04       10.403     81,011     74.396      47.63      55.42     84.92
75.001 -  80.000                  647      60,785,737.13    26.71        10.28     93,950     79.499      40.21      62.36     96.43
80.001 -  85.000                  167      17,404,423.38     7.65       10.244    104,218     84.282      44.34      96.09     99.46
85.001 -  90.000                  165      17,481,643.64     7.68       10.407    105,949     89.621      40.99      99.02     99.48
- ---------------------------   ------------------------------------------------------------------------------------------------------
Total:                          2,928     227,602,216.27     100       10.394     77,733      72.137      48.67         63     90.31
- ---------------------------   ------------------------------------------------------------------------------------------------------
Min:   10.71
Max:   90.00
Weighted Average:   72.14
- ---------------------------   ------------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ---------------------------   ------------------------------------------------------------------------------------------------------
                              Number of    Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
                              Mortgage     Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Junior Loan Ratios            Loans        Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ---------------------------   ------------------------------------------------------------------------------------------------------
 5.001  - 10.000                    1          21,711.02     0.33       11.3     21,711      75.57        100          0       100
10.001 -  15.000                    5         126,482.63     1.91     12.191     25,297     70.222        100      31.55       100
15.001 -  20.000                   27         836,069.22    12.62      11.88     30,966     76.965        100      40.28     96.34
20.001 -  25.000                   39       1,444,738.97    21.81     11.466     37,045     70.583      94.09      29.66     90.64
25.001 -  30.000                   24       1,001,256.41    15.12     11.737     41,719     74.829        100      19.68     94.07
30.001 -  35.000                   16         844,291.98    12.75     11.373     52,768     75.724      81.44      28.59     90.94
35.001 -  40.000                   11         689,741.39    10.41     11.517     62,704     74.243      93.71      63.05     93.12
40.001 -  45.000                    6         256,426.28     3.87     11.564     42,738     72.881        100       49.2       100
45.001 -  50.000                    7         292,016.31     4.41     11.928     41,717     76.495        100       37.6       100
50.001 -  55.000                    8         577,149.44     8.71     11.384     72,144     63.686        100       9.36     92.36
55.001 -  60.000                    3         195,393.09     2.95     11.253     65,131     74.729        100      80.39     80.39
60.001 -  65.000                    1          29,943.62     0.45       11.7     29,944      65.47        100          0       100
65.001 -  70.000                    2          98,746.48     1.49     12.783     49,373     79.497        100      54.45         0
70.001 -  75.000                    2         111,021.07     1.68     11.348     55,511      70.52        100      62.71       100
80.001 -  85.000                    2          98,551.02     1.49     11.488     49,276     54.049        100      41.63     41.63
- ---------------------------   ------------------------------------------------------------------------------------------------------
Total:                            154       6,623,538.93      100     11.596     43,010      72.81      95.69      34.57     91.13
- ---------------------------   ------------------------------------------------------------------------------------------------------
Min:   8.562
Max:   82.818
Weighted Average:   33.070
- ---------------------------   ------------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                              ARM Collateral Tables

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
                               Mortgage    Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Remaining Principal Balance    Loans       Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -----------------------------------------------------------------------------------------------------
 10,000.01 -      15,000.00          6        86,187.89       0.01       10.779     14,365   59.457      52.13        100     65.29
 15,000.01 -      20,000.00         37       693,681.53       0.12        11.82     18,748   65.973      52.51      64.98     81.13
 20,000.01 -      25,000.00         96     2,190,643.49       0.37        11.76     22,819   66.781      61.36       59.5     67.58
 25,000.01 -      30,000.00        108     2,993,142.94       0.51       11.754     27,714   68.785      52.06       62.3     64.86
 30,000.01 -      35,000.00        167     5,466,963.02       0.93       11.056     32,736   68.322       42.5      68.33      79.6
 35,000.01 -      40,000.00        223     8,464,519.75       1.45        11.06     37,957    67.35      55.83      66.57     81.97
 40,000.01 -      45,000.00        216     9,305,151.93       1.59       10.906     43,079   69.894      41.88      66.28     81.17
 45,000.01 -      50,000.00        260    12,490,889.26       2.14        10.77     48,042   68.946      48.93      65.98     80.26
 50,000.01 -      55,000.00        239    12,562,995.24       2.15       10.578     52,565   70.826      52.34      70.28      85.8
 55,000.01 -      60,000.00        306    17,642,162.33       3.02       10.557     57,654   71.641      52.64      68.48     87.61
 60,000.01 -      65,000.00        241    15,143,079.05       2.59       10.539     62,834   72.149      50.67      63.93     92.05
 65,000.01 -      70,000.00        251    17,045,949.84       2.91       10.387     67,912   71.285      53.23      64.86     91.28
 70,000.01 -      75,000.00        247    17,997,482.08       3.08       10.359     72,864   73.077      51.48      61.44     89.47
 75,000.01 -      80,000.00        235    18,302,050.28       3.13       10.206     77,881   73.625      42.66      62.46     91.88
 80,000.01 -      85,000.00        233    19,290,561.63        3.3       10.365     82,792    72.87      54.13      66.86     90.04
 85,000.01 -      90,000.00        204    17,938,342.05       3.07       10.113     87,933   75.044       48.6      66.66     93.69
 90,000.01 -      95,000.00        198    18,376,488.42       3.14       10.279     92,811   74.621      51.98      61.15      88.9
 95,000.01 -     100,000.00        232    22,700,261.87       3.88       10.092     97,846   75.646      44.42       65.8      91.4
100,000.01 -     105,000.00        189    19,442,501.28       3.32       10.049    102,870   75.612      44.49      63.96     93.68
105,000.01 -     110,000.00        132    14,206,309.94       2.43         9.82    107,624   76.055      42.39      62.95     95.41
110,000.01 -     115,000.00        136    15,293,781.63       2.61        9.948    112,454   76.979      50.05      73.55     91.21
115,000.01 -     120,000.00        151    17,834,241.36       3.05        10.27    118,108   74.183      48.38       61.5     92.73
120,000.01 -     125,000.00        107    13,181,042.20       2.25       10.017    123,187   76.474      49.64      55.95     89.66
125,000.01 -     130,000.00        102    13,010,790.52       2.22       10.004    127,557   76.514      36.35       53.9      95.1
130,000.01 -     135,000.00        122    16,166,458.84       2.76        9.853    132,512   78.181      38.64      55.73     92.59
135,000.01 -     140,000.00         88    12,150,629.99       2.08        9.696    138,075   77.355      40.94      60.19     95.46
140,000.01 -     145,000.00         82    11,706,693.41          2        9.776    142,765   78.901      40.22      71.96     95.16
145,000.01 -     150,000.00         80    11,841,338.70       2.02        9.759    148,017     73.5      46.18      52.47     94.98
150,000.01 -     160,000.00        118    18,358,155.12       3.14        9.852    155,578   76.815      35.61      63.65     95.74
160,000.01 -     170,000.00        106    17,528,273.66          3        9.711    165,361   77.024       37.7      64.88     94.33
170,000.01 -     180,000.00        116    20,403,993.34       3.49        9.727    175,896   76.908      41.42       66.4     97.37
180,000.01 -     190,000.00         96    17,801,884.31       3.04         9.88    185,436   78.187      34.38      63.46     91.65
190,000.01 -     200,000.00         75    14,650,730.13        2.5        9.888    195,343   75.139      42.66      47.87     93.32
200,000.01 -     210,000.00         46     9,471,098.78       1.62         9.73    205,893   79.391      30.31      69.41     95.64
210,000.01 -     220,000.00         47    10,111,707.50       1.73        9.764    215,143   78.684       32.1       57.5     97.83

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ----------------------------  ------------------------------------------------------------------------------------------------------
                               Number of   Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
                               Mortgage    Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Remaining Principal Balance    Loans       Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ----------------------------  ------------------------------------------------------------------------------------------------------
220,000.01 -  230,000.00            48    10,820,964.53     1.85         9.685    225,437     77.151      24.96      50.01     97.94
230,000.01 -  240,000.00            41     9,669,880.54     1.65        10.041    235,851     75.436      46.34      38.95     95.11
240,000.01 -  250,000.00            29     7,108,369.74     1.21         9.469    245,116     77.128       41.6      61.98     93.12
250,000.01 -  300,000.00           115    31,715,185.25     5.42         9.648    275,784     77.224       41.8      54.67     95.51
300,000.01 -  350,000.00            74    23,983,759.90      4.1         9.621    324,105     76.012      40.66      47.26     95.95
350,000.01 -  400,000.00            34    12,556,975.48     2.15         9.468    369,323     75.724      41.35      40.97       100
400,000.01 -  450,000.00            23     9,766,186.85     1.67          9.75    424,617     71.118      38.94      42.97     95.66
450,000.01 -  500,000.00            16     7,580,137.77      1.3         9.549    473,759     73.996      18.74      56.47       100
- ----------------------------  ------------------------------------------------------------------------------------------------------
Total:                           5,672   585,051,643.37      100        10.053    103,147     74.926      43.78      60.64     92.36
- ----------------------------  ------------------------------------------------------------------------------------------------------
Min:   11,911.23
Max:   500,000.00
Average:   103,147.33
- ----------------------------  ------------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
                               Mortgage    Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Mortgage Rates                 Loans       Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -----------------------------------------------------------------------------------------------------
 7.001 -   7.500                   37      5,003,207.42       0.86       7.342    135,222   67.258       62.5      66.11     90.57
 7.501 -   8.000                   77     10,902,751.48       1.86       7.818    141,594   70.146      56.48      53.72     98.73
 8.001 -   8.250                   92     11,623,011.71       1.99       8.219    126,337   68.165      49.45      66.31     94.65
 8.251 -   8.500                  184     24,776,027.85       4.23       8.457    134,652   74.978      41.94      67.02     98.09
 8.501 -   8.750                  199     26,710,057.67       4.57       8.702    134,221    76.07      40.55      73.24     96.79
 8.751 -   9.000                  347     45,803,686.75       7.83       8.942    131,999   74.562      43.88      63.75     94.78
 9.001 -   9.250                  271     33,292,233.74       5.69       9.194    122,850   76.287      37.58      69.56     91.73
 9.251 -   9.500                  393     45,248,998.93       7.73       9.433    115,137    74.91       46.3      63.55     93.55
 9.501 -   9.750                  451     51,618,616.32       8.82       9.677    114,454   76.503      41.36      66.79     93.93
 9.751 -  10.000                  605     70,140,277.63      11.99       9.908    115,934   75.879      44.15      60.75     94.88
10.001 -  10.250                  381     39,628,166.85       6.77      10.171    104,011   75.696      40.92      56.23     91.92
10.251 -  10.500                  447     45,269,535.38       7.74      10.413    101,274   76.675      39.45      58.44     90.64
10.501 -  10.750                  437     41,104,347.02       7.03       10.65     94,060   76.067      44.27      49.07     91.19
10.751 -  11.000                  405     35,265,605.42       6.03      10.901     87,076   76.295      43.91      54.53     88.76
11.001 -  11.250                  256     22,262,214.82       3.81      11.145     86,962   75.859      47.27      54.35     83.97
11.251 -  11.500                  216     17,963,919.84       3.07       11.41     83,166   75.567      46.85      49.88     86.22
11.501 -  11.750                  190     13,899,734.21       2.38      11.643     73,156   74.529      44.62      46.67      88.2
11.751 -  12.000                  145      9,585,027.09       1.64        11.9     66,104   72.476      46.09      55.39     89.94
12.001 -  13.000                  303     19,963,707.15       3.41      12.457     65,887   68.482      49.04      59.46     88.32
13.001 -  14.000                  119      7,245,972.70       1.24      13.418     60,891   65.423      57.19      55.41     85.84
14.001 -  15.000                   88      6,086,535.53       1.04       14.48     69,165   68.389      37.97      83.63     94.41
15.001 -  16.000                   27      1,458,549.05       0.25      15.268     54,020   68.941      29.29      93.53       100
16.001 -  17.000                    2        199,458.81       0.03      16.463     99,729   69.996          0        100       100
- ------------------------------ -----------------------------------------------------------------------------------------------------
Total:                          5,672     585,051,643.37       100      10.053    103,147   74.926      43.78      60.64     92.36
- ------------------------------ -----------------------------------------------------------------------------------------------------
Min:   7.020
Max:   16.755
Weighted Average Coupon:
10.053
- ------------------------------ -----------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
                               Mortgage    Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Seasoning                      Loans       Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -----------------------------------------------------------------------------------------------------
 0                                 61      6,225,308.00       1.06      10.588    102,054     74.327      40.62      65.04     94.28
 1 - 6                          5,531    570,348,315.84      97.49      10.041    103,118     74.945      43.75      60.63     92.34
 7 - 12                            69      7,340,176.77       1.25      10.367    106,379      75.06       48.3      57.05     92.96
13 - 18                            11      1,137,842.76       0.19      11.369    103,440     67.883      47.81      65.08     87.91
- ------------------------------ -----------------------------------------------------------------------------------------------------
Total:                          5,672    585,051,643.37        100      10.053    103,147     74.926      43.78      60.64     92.36
- ------------------------------ -----------------------------------------------------------------------------------------------------
Min:   0
Max:   18
Weighted Average:   3.32
- ------------------------------ -----------------------------------------------------------------------------------------------------

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
Months Remaining to            Mortgage    Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Scheduled Maturity             Loans       Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -----------------------------------------------------------------------------------------------------
121 - 180                           79      4,375,133.10      0.75      9.84      55,381   67.625       71.83       61.01     88.06
181 - 240                            1        168,605.19      0.03       8.5     168,605    89.32           0         100       100
301 - 360                        5,592    580,507,905.08     99.22    10.055     103,810   74.977       43.58       60.63     92.39
- ------------------------------ -----------------------------------------------------------------------------------------------------
Total:                           5,672    585,051,643.37       100    10.053     103,147   74.926       43.78       60.64     92.36
- ------------------------------ -----------------------------------------------------------------------------------------------------
Min:   167
Max:   360
Weighted Average:   355.34
- ------------------------------ -----------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
                               Mortgage    Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Product Type                   Loans       Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -----------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month              4,509  457,163,280.44      78.14      10.134    101,389     74.841      44.19      61.67     92.82
ARM - 6 Month                       833   95,216,117.34      16.27       9.693    114,305     75.783      41.47      55.82     90.63
ARM - 3 Year/6 Month                328   32,432,621.32       5.54       9.969     98,880     73.599      44.59      60.29      90.9
ARM - 3 Year/1 Year                   1      149,574.74       0.03         9.7    149,575         75        100        100       100
ARM - 1 Year                          1       90,049.53       0.02        9.75     90,050         80          0          0       100
- ------------------------------ -----------------------------------------------------------------------------------------------------
Total:                            5,672   585,051,643.37       100      10.053    103,147     74.926      43.78      60.64     92.36
- ------------------------------ -----------------------------------------------------------------------------------------------------

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
                               Mortgage    Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Distribution of Loan Purpose   Loans       Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -----------------------------------------------------------------------------------------------------
Refinance - Cashout              2,643    256,121,457.79     43.78     10.052      96,906    71.905      100       55.94     90.86
Purchase                         1,823    191,367,621.25     32.71     10.064     104,974    78.926        0       61.56     92.31
Refinance - Rate Term            1,206    137,562,564.33     23.51     10.041     114,065    74.987        0       68.11     95.21
- ------------------------------ ----------------------------------------------------------------------------------------------------
Total:                           5,672    585,051,643.37       100     10.053     103,147    74.926    43.78       60.64     92.36
- ------------------------------ ----------------------------------------------------------------------------------------------------

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
Distribution of                Mortgage    Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Occupancy Status               Loans       Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -----------------------------------------------------------------------------------------------------
Owner-Occupied                    5,070   540,332,095.49     92.36      10.024    106,574     75.304      43.07      61.16       100
Non-Owner Occupied                  602    44,719,547.88      7.64      10.408     74,285     70.357      52.37      54.39         0
- ------------------------------ -----------------------------------------------------------------------------------------------------
Total:                            5,672   585,051,643.37       100      10.053    103,147     74.926      43.78      60.64     92.36
- ------------------------------ -----------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate      Aggregate   Weighted   Average   Average     Percent    Percent   Percent
Distribution of                Mortgage    Principal      Principal   Average    Current   Original    Cashout    Full      Owner
Property Types                 Loans       Balance        Balance     Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -----------------------------------------------------------------------------------------------------
Single Family Residence          4,766     500,406,555.83     85.53    10.049     104,995      74.985    45.11       60.58     94.89
2-4 Family                         354      31,067,594.05      5.31    10.343      87,762      72.189    50.46       63.83     60.32
PUD                                186      23,629,579.23      4.04     9.928     127,041      77.821    17.55       56.89     93.72
Condo                              286      23,518,148.08      4.02     9.908      82,231      74.458    31.28       61.63     77.95
Manufactured Housing                74       5,873,813.91         1    10.001      79,376      75.069     51.5       59.88     97.44
Townhouse                            6         555,952.27       0.1     9.354      92,659      70.536    31.26       62.68       100
- ----------------------------- ------------------------------------------------------------------------------------------------------
Total:                           5,672     585,051,643.37       100    10.053     103,147      74.926    43.78       60.64     92.36
- ----------------------------- ------------------------------------------------------------------------------------------------------

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate      Aggregate   Weighted   Average   Average     Percent    Percent   Percent
                               Mortgage    Principal      Principal   Average    Current   Original    Cashout    Full      Owner
Loan Documentation             Loans       Balance        Balance     Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -----------------------------------------------------------------------------------------------------
Full Doc-Asset and Income        3,592    354,777,651.13     60.64       10.002      98,769   76.958       40.39      100     93.14
Stated Income                    1,971    215,302,362.19      36.8       10.143     109,235   71.567       50.28        0     91.58
Limited                            109     14,971,630.05      2.56        9.971     137,354   75.099       30.59        0     84.89
- ------------------------------ -----------------------------------------------------------------------------------------------------
Total:                           5,672    585,051,643.37       100       10.053     103,147   74.926       43.78    60.64     92.36
- ------------------------------ -----------------------------------------------------------------------------------------------------

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
                               Mortgage    Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Lien Position                  Loans       Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -----------------------------------------------------------------------------------------------------
1st Lien                          5,672   585,051,643.37       100      10.053    103,147     74.926      43.78      60.64     92.36
- ------------------------------ -----------------------------------------------------------------------------------------------------
Total:                            5,672   585,051,643.37       100      10.053    103,147     74.926      43.78      60.64     92.36
- ------------------------------ -----------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate      Aggregate   Weighted   Average   Average     Percent    Percent   Percent
                               Mortgage    Principal      Principal   Average    Current   Original    Cashout    Full      Owner
Amresco Credit Grade (PAG)     Loans       Balance        Balance     Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -----------------------------------------------------------------------------------------------------
1                                    66    10,933,556.63      1.87     9.381     165,660       80.3      12.55      66.38     93.88
2                                 2,963   338,085,406.87     57.79     9.694     114,102     76.912      42.91       54.8      90.2
3                                 1,347   131,382,130.38     22.46     10.06      97,537     74.415       47.8      67.74     95.66
4                                   256    19,526,463.75      3.34    10.886      76,275     71.616      42.12      78.48     92.17
5                                 1,040    85,124,085.74     14.55    11.365      81,850     67.897      45.42      68.05     95.66
- ------------------------------ -----------------------------------------------------------------------------------------------------
Total:                            5,672   585,051,643.37       100    10.053     103,147     74.926      43.78      60.64     92.36
- ------------------------------ -----------------------------------------------------------------------------------------------------

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
                               Mortgage    Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Prepayment Penalty             Loans       Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -----------------------------------------------------------------------------------------------------
1 Year                             230    28,494,173.97       4.87       9.509    123,888     75.007     41.07       56.49     92.17
1.5 Year                           209    17,962,903.06       3.07       9.997     85,947     71.668     49.85       63.37     78.24
2 Year                           1,903   198,394,982.46      33.91        9.94    104,254     75.317     43.34       57.96     94.69
3 Year                             168    19,842,935.00       3.39       9.676    118,113       77.2     49.93       64.27     92.76
4 Year                             238    23,610,342.03       4.04       9.611     99,203     76.804     35.97        64.2     92.91
5 Year                               5       421,418.09       0.07       9.104     84,284     78.463     22.02       66.98       100
Undefined Prepayment Penalty       796    84,092,849.12      14.37        10.3    105,644     76.017     34.19       73.32     91.84
No Prepayment Penalty            2,123   212,232,039.64      36.28      10.225     99,968     73.965     48.17        57.7     91.48
- ------------------------------ -----------------------------------------------------------------------------------------------------
Total:                           5,672   585,051,643.37        100      10.053    103,147     74.926     43.78       60.64     92.36
- ------------------------------ -----------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate      Aggregate   Weighted   Average   Average     Percent    Percent   Percent
                               Mortgage    Principal      Principal   Average    Current   Original    Cashout    Full      Owner
Geographical Distribution      Loans       Balance        Balance     Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -----------------------------------------------------------------------------------------------------
California                       769     115,497,648.90      19.74      9.485     150,192     76.833      32.33     66.84        93
Illinois                         391      37,465,793.30        6.4      10.66      95,820     75.199      53.39     62.59     94.33
Massachusetts                    293      33,327,264.63        5.7      9.834     113,745     70.852      52.75     55.11     87.56
Florida                          386      31,758,624.07       5.43     10.488      82,276     74.534      37.99     47.92     86.73
Washington                       209      23,577,380.59       4.03      9.787     112,810     74.177      50.39      54.1     94.38
Colorado                         223      23,050,704.49       3.94      9.646     103,366     77.376      44.34     73.71     93.02
Oregon                           194      22,257,838.01        3.8      9.903     114,731     76.361      45.44     66.44     96.45
Utah                             179      21,415,132.70       3.66      9.748     119,638     76.158      48.25     75.03     95.77
Arizona                          208      21,284,519.17       3.64      9.725     102,329     75.765      36.82     62.24     93.77
Connecticut                      152      17,274,456.16       2.95       9.91     113,648     73.023      48.88     47.44     94.83
Michigan                         183      17,262,921.82       2.95     10.623      94,333     77.635      57.53     62.01     94.65
Ohio                             251      16,949,735.96        2.9     10.521      67,529      75.08      55.93     70.64     91.65
Nevada                           141      16,872,551.38       2.88      9.945     119,663     76.589      24.08     54.81     88.79
Hawaii                            76      14,968,158.54       2.56      9.635     196,949     76.056       32.8     52.33     94.78
Texas                            149      13,131,389.98       2.24     10.441      88,130     73.545       9.75     50.74     91.68
Pennsylvania                     170      12,745,900.42       2.18     10.289      74,976     74.652      43.41     68.71     94.65
Maryland                         109      12,726,617.95       2.18       10.7     116,758     71.743      65.11     54.57     94.97
Rhode Island                     126      11,922,279.08       2.04      9.793      94,621     69.703      59.04     41.44     91.55
Virginia                         104      11,824,813.15       2.02     10.424     113,700     74.891      62.72     42.87     90.31
New York                          97      11,673,721.01          2      9.548     120,348     71.502       48.3     47.03      93.9
Georgia                          109      10,156,047.17       1.74     10.423      93,175     77.926      24.75     54.93     93.52
Missouri                         168       9,407,520.66       1.61     11.158      55,997      75.43       34.2     69.67     90.45
North Carolina                   133       8,770,527.09        1.5     11.269      65,944     74.376      47.64     61.97      95.3
Wisconsin                        128       8,648,041.97       1.48      10.98      67,563     71.309      57.54     71.07     89.49
New Jersey                        59       7,554,562.92       1.29     10.729     128,043     72.416      48.95     61.03     92.11
Minnesota                         98       7,419,066.15       1.27     10.779      75,705     73.795      41.19     84.23     80.99
New Hampshire                     73       7,418,502.51       1.27      9.792     101,623     72.891      43.88      37.1     92.25
Indiana                          105       6,733,222.09       1.15     10.442      64,126     75.198       63.4     68.45     95.81

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate      Aggregate   Weighted   Average   Average     Percent    Percent   Percent
                               Mortgage    Principal      Principal   Average    Current   Original    Cashout    Full      Owner
Geographical Distribution      Loans       Balance        Balance     Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -----------------------------------------------------------------------------------------------------
New Mexico                         65      6,272,017.32       1.07      10.336     96,493     74.382      58.59      75.47     93.52
Maine                              53      4,631,558.53       0.79       9.627     87,388     66.523      56.96      41.44      72.6
Kentucky                           63      4,167,774.68       0.71      10.538     66,155      76.81      53.37      68.91     97.45
Delaware                           16      2,120,124.72       0.36        9.85    132,508     69.226      60.26      60.87     79.17
Idaho                              24      1,980,207.29       0.34       9.924     82,509     76.741      45.81       43.7     87.35
South Carolina                     34      1,919,197.68       0.33      10.836     56,447     72.721       59.9      61.51     91.99
Kansas                             28      1,842,576.77       0.31      10.458     65,806     73.086      42.84      63.94       100
West Virginia                      22      1,730,539.38        0.3      10.376     78,661     75.505      78.82      54.98     98.02
District of Columbia               15      1,626,999.06       0.28       9.995    108,467         71      49.64       26.2     80.44
Louisiana                           9        932,997.26       0.16      10.473    103,666     73.239      28.41      33.49       100
Montana                             7        878,251.10       0.15       9.669    125,464     72.552      71.78      36.54       100
Tennessee                          11        809,825.11       0.14      10.236     73,620     82.504      51.38      67.04     95.85
Arkansas                            5        621,965.27       0.11       10.03    124,393     75.152         36         64     93.02
Iowa                               13        619,039.02       0.11      12.435     47,618     78.201      60.74      94.35       100
Mississippi                         5        566,967.93        0.1       9.984    113,394      77.55      37.93        100     82.74
Vermont                             2        330,071.22       0.06       8.716    165,036     62.118      21.18          0       100
Oklahoma                            6        294,688.36       0.05       12.36     49,115     77.908       32.8       92.2     92.88
Nebraska                            7        266,585.00       0.05      10.458     38,084     76.714        100        100     66.07
South Dakota                        2        140,020.11       0.02      10.421     70,010     70.394      64.04      35.96       100
Wyoming                             1        133,348.97       0.02       9.775    133,349         80          0        100       100
North Dakota                        1         71,946.72       0.01       10.85     71,947         80        100        100       100
- ------------------------------ -----------------------------------------------------------------------------------------------------
Total:                          5,672 5    85,051,643.37       100      10.053    103,147     74.926      43.78      60.64     92.36
- ------------------------------ -----------------------------------------------------------------------------------------------------

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate      Aggregate   Weighted   Average   Average     Percent    Percent   Percent
                               Mortgage    Principal      Principal   Average    Current   Original    Cashout    Full      Owner
Calendar Year of Origination   Loans       Balance        Balance     Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -----------------------------------------------------------------------------------------------------
1996                                58      6,409,708.96       1.1      10.54     110,512    73.421      46.06      57.09     91.19
1997                             5,614    578,641,934.41      98.9     10.048     103,071    74.943      43.75      60.68     92.37
- ------------------------------ -----------------------------------------------------------------------------------------------------
Total:                           5,672    585,051,643.37       100     10.053     103,147    74.926      43.78      60.64     92.36
- ------------------------------ -----------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate      Aggregate   Weighted   Average   Average     Percent    Percent   Percent
Original                       Mortgage    Principal      Principal   Average    Current   Original    Cashout    Full      Owner
Loan-to-Value Ratios           Loans       Balance        Balance     Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -----------------------------------------------------------------------------------------------------
 0.001 -   10.000                    2         50,882.76     0.01       9.486     25,441       8.95        100          0       100
10.001 -   20.000                    2         86,376.92     0.01      10.102     43,188     15.688        100          0       100
20.001 -   30.000                   33      2,281,931.65     0.39       9.335     69,149     25.679      76.82      30.06     98.43
30.001 -   40.000                   64      4,710,240.95     0.81       9.756     73,598     36.131       76.9      35.94     91.96
40.001 -   50.000                  147     11,529,205.70     1.97       9.729     78,430     46.321      67.09      48.29     85.63
50.001 -   60.000                  376     31,800,031.25     5.44      10.074     84,575     56.718      69.04       42.5     87.87
60.001 -   70.000                1,383    120,576,779.30    20.61       10.47     87,185     67.493      56.31      51.37     86.19
70.001 -   80.000                2,975    323,883,464.47    55.36       9.994    108,868     77.909      40.34      56.86     93.27
80.001 -   90.000                  690     90,132,730.37    15.41       9.777    130,627     87.603       24.8      96.75      99.6
- ------------------------------ -----------------------------------------------------------------------------------------------------
Total:                           5,672    585,051,643.37      100      10.053    103,147     74.926      43.78      60.64     92.36
- ------------------------------ -----------------------------------------------------------------------------------------------------
Min:   8.86
Max:   90.00
Weighted Average:   74.93
- ------------------------------ -----------------------------------------------------------------------------------------------------

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
                               Mortgage    Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Index                          Loans       Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -------------------------------------- --------------------------------------------------------------
Treasury - 1 Year                    2        239,624.27      0.04      9.719     119,812    76.879     62.42      62.42        100
Libor - 6 Month                  5,670    584,812,019.10     99.96   - 10.053     103,141    74.925     43.77      60.64      92.35
- ------------------------------ -------------------------------------- --------------------------------------------------------------
Total:                           5,672    585,051,643.37       100   - 10.053     103,147    74.926     43.78      60.64      92.36
- ------------------------------ -----------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate     Aggregate    Weighted   Average   Average     Percent    Percent   Percent
                               Mortgage    Principal     Principal    Average    Current   Original    Cashout    Full      Owner
Distribution of Margins        Loans       Balance       Balance      Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -----------------------------------------------------------------------------------------------------
 3.501 -   4.000                    1        139,231.29       0.02        8.25    139,231         90          0        100       100
 4.001 -   4.500                  142     13,784,697.66       2.36       8.773     97,075     62.455      65.34      87.87     94.51
 4.501 -   5.000                  883     97,375,317.10      16.64       9.563    110,278     73.817      50.22      76.33     96.27
 5.001 -   5.500                1,695    190,558,756.71      32.57        9.86    112,424     77.468       42.6      55.14     95.51
 5.501 -   6.000                  911     93,247,576.98      15.94      10.131    102,357         76      41.72      47.67     85.06
 6.001 -   6.500                  698     65,963,082.01      11.27      10.353     94,503      73.52      43.25      62.47     88.35
 6.501 -   7.000                  504     46,172,179.10       7.89      10.693     91,611     73.531      44.01      56.54     91.74
 7.001 -   7.500                  345     30,165,681.71       5.16      10.403     87,437     72.575      44.06      66.74     88.86
 7.501 -   8.000                  431     42,249,782.38       7.22      10.532     98,027     74.077      30.96      68.35     93.31
 8.001 -   8.500                   40      3,258,279.60       0.56      12.981     81,457     66.585      55.63      47.63     97.11
 8.501 -   9.000                   17      1,342,727.43       0.23      12.713     78,984     69.277      34.52      44.19     96.23
 9.001 -   9.500                    1        157,016.10       0.03         9.5    157,016         85          0        100       100
 9.501 -  10.000                    1         54,878.21       0.01        8.99     54,878      28.25        100        100       100
10.001 -  10.500                    1        259,653.50       0.04       13.25    259,654         65        100          0       100
10.501 -  11.000                    1        126,885.86       0.02       13.35    126,886         62        100          0       100
11.001 -  11.500                    1        195,897.73       0.03       14.25    195,898      61.25        100          0       100
- ------------------------------ -----------------------------------------------------------------------------------------------------
Total:                          5,672     585,051,643.37       100      10.053    103,147     74.926      43.78      60.64     92.36
- ------------------------------ -----------------------------------------------------------------------------------------------------
Min:   4.000
Max:   11.250
Weighted Average:   5.870
- ------------------------------ -----------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate      Aggregate   Weighted   Average   Average     Percent    Percent   Percent
Distribution of                Mortgage    Principal      Principal   Average    Current   Original    Cashout    Full      Owner
Maximum Mortgage Rates         Loans       Balance        Balance     Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -----------------------------------------------------------------------------------------------------
10.001 -  10.500                     3       387,598.82       0.07       11.088   129,200    81.292       25.84      76.77       100
10.501 -  11.000                     2       252,574.58       0.04       11.063   126,287        80           0        100       100
11.001 -  11.500                     1       123,422.90       0.02        8.125   123,423        75           0        100       100
11.501 -  12.000                     1        77,506.67       0.01         10.5    77,507        80           0        100       100
13.001 -  13.500                    25     3,612,725.23       0.62        7.424   144,509    64.961       70.08      67.58     94.38
13.501 -  14.000                    54     7,348,050.83       1.26        7.819   136,075    67.653       61.03      54.93     98.11
14.001 -  14.500                   191    24,403,519.76       4.17         8.32   127,767    70.304       53.18      62.73     95.73
14.501 -  15.000                   360    47,021,207.02       8.04        8.777   130,614    73.699       50.25      65.12     96.01
15.001 -  15.500                   524    61,560,213.22      10.52        9.132   117,481    75.218       44.52      65.29     95.23
15.501 -  16.000                   939   112,497,812.82      19.23        9.562   119,806     76.22        45.9      62.75     93.99
16.001 -  16.500                   802    87,303,784.21      14.92        9.963   108,858    76.414       40.22      59.08     90.88
16.501 -  17.000                   873    88,839,547.86      15.18       10.352   101,764    76.391       37.03      57.17     93.17
17.001 -  17.500                   584    54,562,646.67       9.33       10.783    93,429    76.447       39.49      57.15     87.07
17.501 -  18.000                   496    40,178,355.14       6.87         11.1    81,005    75.866       43.12      53.15     89.23
18.001 -  18.500                   245    19,378,396.51       3.31       11.606    79,095    73.192       45.37       58.7     86.45
18.501 -  19.000                   176    12,126,692.14       2.07       12.025    68,902    70.313       44.86      56.48     88.76
19.001 -  19.500                   123     7,442,216.06       1.27       12.459    60,506    67.223       48.73      61.14     84.29
19.501 -  20.000                    81     5,244,635.06        0.9       12.899    64,749    64.955       64.68         62     93.58
20.001 -  20.500                    62     4,206,327.55       0.72       13.435    67,844    65.334       52.35       47.9     84.28
20.501 -  21.000                    29     1,599,784.91       0.27       13.838    55,165    67.933        33.8      91.29     93.34
21.001 -  21.500                    34     2,700,070.82       0.46       14.336    79,414    69.313        32.6      90.92       100
21.501 -  22.000                    41     2,620,895.08       0.45       14.707    63,924    69.255       46.43      92.02     96.69
22.001 -  22.500                    20     1,181,058.62        0.2       15.167    59,053    69.769       26.93        100       100
22.501 -  23.000                     4       183,142.08       0.03       15.811    45,786    70.542       35.05        100       100
23.001 -  23.500                     1       115,474.96       0.02        16.25   115,475        70           0        100       100
23.501 -  24.000                     1        83,983.85       0.01       16.755    83,984     69.99           0        100       100
- ------------------------------ -----------------------------------------------------------------------------------------------------
Total:                           5,672   585,051,643.37        100       10.053   103,147    74.926       43.78      60.64     92.36
- ------------------------------ -----------------------------------------------------------------------------------------------------
Min:   10.250
Max:   23.755
Weighted Average:   16.410
- ------------------------------ -----------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate      Aggregate   Weighted   Average   Average     Percent    Percent   Percent
Distribution of                Mortgage    Principal      Principal   Average    Current   Original    Cashout    Full      Owner
Periodic Rate Caps             Loans       Balance        Balance     Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -----------------------------------------------------------------------------------------------------
                           1     4,924    497,560,694.64     85.05     10.144     101,048      74.77    46.27       59.37     91.85
                         1.5       690     79,888,649.67     13.65      9.529     115,781     75.444    31.58       67.15     94.77
                           2         2        239,624.27      0.04      9.719     119,812     76.879    62.42       62.42       100
                           3        56      7,362,674.79      1.26      9.594     131,476     79.783     7.17       75.88       100
- ------------------------------ -----------------------------------------------------------------------------------------------------
Total:                           5,672    585,051,643.37       100     10.053     103,147     74.926    43.78       60.64     92.36
- ------------------------------ -----------------------------------------------------------------------------------------------------
Min:   1.000
Max:   3.000
Weighted Average:   1.094
- ------------------------------ -----------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

- ------------------------------ -----------------------------------------------------------------------------------------------------
                               Number of   Aggregate      Aggregate   Weighted   Average   Average     Percent    Percent   Percent
Distribution of Mortgage       Mortgage    Principal      Principal   Average    Current   Original    Cashout    Full      Owner
Next Rate Change Date          Loans       Balance        Balance     Coupon     Balance   CLTV        Refi       Doc       Occupied
- ------------------------------ -----------------------------------------------------------------------------------------------------
1997-09                             2        128,603.40       0.02      10.524     64,302     83.907      40.62        100       100
1997-10                           165     19,633,095.24       3.36       9.363    118,988     75.174      49.12      50.33     90.81
1997-11                           192     22,879,192.20       3.91       9.666    119,162     76.702      38.09      48.74     91.54
1997-12                           172     21,267,717.30       3.64       9.428    123,650     78.967      42.26      62.02     92.29
1998-01                           130     13,055,711.11       2.23        10.1    100,429      73.21       36.1      66.67     86.05
1998-02                           127     13,400,869.92       2.29       10.17    105,519     74.395      39.24      60.33     91.65
1998-03                            42      4,600,952.87       0.79       9.865    109,546     70.058       38.5      36.04     86.85
1998-06                             1         90,049.53       0.02        9.75     90,050         80          0          0       100
1998-11                             1        203,931.68       0.03       10.75    203,932         80        100        100       100
1998-12                             6        811,268.83       0.14       9.912    135,211     79.945      10.86      66.83       100
1999-01                            10      1,152,538.86        0.2      10.499    115,254     75.393      70.38      52.28       100
1999-02                            21      2,098,423.05       0.36      10.658     99,925     75.728      62.23      75.44     91.09
1999-03                            73      8,118,396.21       1.39      10.377    111,211     75.345         59      52.27     97.77
1999-04                           742     77,781,296.00      13.29       9.885    104,827     74.355      46.26      56.52      92.5
1999-05                         1,120    112,096,926.15      19.16      10.001    100,087     75.023      45.64      61.52     94.12
1999-06                         1,022    108,426,360.51      18.53       10.12    106,092     75.292         41      62.52     91.69
1999-07                         1,028    103,249,819.41      17.65      10.116    100,438      74.76      43.12       64.4     92.29
1999-08                           446     38,997,471.15       6.67      10.948     87,438     73.946       44.4      63.44     92.64
1999-09                            42      4,499,833.00       0.77      10.672    107,139     74.712      36.63      71.08     95.16
1999-10                             2        238,011.75       0.04      11.467    119,006      79.38        100      31.02       100
1999-11                             5        643,338.65       0.11      11.157    128,668     76.247      39.08      36.39       100
1999-12                             6        390,370.22       0.07      10.437     65,062     73.202      20.17      74.62     87.39
2000-01                             3        269,759.28       0.05      10.222     89,920     73.209      40.94      14.78       100
2000-02                             3        182,011.76       0.03        11.1     60,671     68.823      72.62      27.38       100
2000-03                            10        728,424.33       0.12      10.755     72,842     72.205      67.49      75.13     84.31
2000-04                            52      3,742,151.14       0.64      10.607     71,964     71.052      57.27      63.05     90.94
2000-05                            54      5,421,844.03       0.93      10.039    100,405     73.568      41.76      53.93     87.22
2000-06                            40      3,363,782.53       0.57      10.293     84,095     70.186      44.11      61.73     88.34
2000-07                           125     15,245,584.82       2.61       9.417    121,965     75.067      40.59      66.08     93.95
2000-08                            24      1,969,768.45       0.34      10.996     82,074     72.773      53.57      40.37     77.56
2000-09                             5        336,965.00       0.06      11.311     67,393     76.828      73.79      56.08       100
2011-05                             1         27,174.99          0       13.05     27,175      73.08          0          0       100
- ------------------------------ -----------------------------------------------------------------------------------------------------
Total:                          5,672    585,051,643.37        100      10.053    103,147     74.926      43.78      60.64     92.36
- ------------------------------ -----------------------------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      Fixed Rate Average Life Sensitivities
                      -------------------------------------
                                  (To Maturity)

                                  0 PPC       25 PPC       50 PPC       75 PPC      100 PPC      125 PPC      150 PPC      200 PPC
Class         A-1          @            Price        100/00
Yield                            6.7265       6.4325       6.2226       6.0614       5.9258       5.8019       5.6887       5.4776
Average       Life                 5.01         1.19         0.77         0.61         0.51         0.45         0.41         0.34
First         Prin             10/25/97     10/25/97     10/25/97     10/25/97     10/25/97     10/25/97     10/25/97     10/25/97
Last          Prin              6/25/07     12/25/99      1/25/99      9/25/98      7/25/98      6/25/98      5/25/98      3/25/98
Payment       Window                117           27           16           12           10            9            8            6
Mod           Duration             3.94          1.1         0.73         0.58         0.49         0.43         0.39         0.33

Class         A-2          @            Price        100/00
Yield                            6.6039        6.514       6.4215       6.3394        6.266       6.2008       6.1418       6.0378
Average       Life                13.01         3.58         2.06         1.49          1.2         1.02          0.9         0.74
First         Prin              6/25/07     12/25/99      1/25/99      9/25/98      7/25/98      6/25/98      5/25/98      3/25/98
Last          Prin              6/25/12      9/25/02      6/25/00      9/25/99      4/25/99     12/25/98     10/25/98      8/25/98
Payment       Window                 61           34           18           13           10            7            6            6
Mod           Duration             8.49         3.09         1.87         1.38         1.12         0.96         0.85         0.71

Class         A-3          @            Price        100/00
Yield                            6.6167       6.5808       6.5269       6.4749       6.4259        6.379       6.3339       6.2498
Average       Life                17.07         7.09         3.81         2.64         2.05         1.69         1.44         1.14
First         Prin              6/25/12      9/25/02      6/25/00      9/25/99      4/25/99     12/25/98     10/25/98      8/25/98
Last          Prin             10/25/17      4/25/07      8/25/02      1/25/01      4/25/00     10/25/99      6/25/99      1/25/99
Payment       Window                 65           56           27           17           13           11            9            6
Mod           Duration             9.97         5.48         3.27         2.36         1.86         1.55         1.34         1.07

Class         A-4          @            Price        100/00
Yield                            6.7444       6.7274       6.6909       6.6534       6.6155       6.5792       6.5438       6.4742
Average       Life                 22.2        11.73         5.98            4            3         2.42         2.04         1.56
First         Prin             10/25/17      4/25/07      8/25/02      1/25/01      4/25/00     10/25/99      6/25/99      1/25/99
Last          Prin             11/25/21     11/25/11      4/25/05      7/25/02      3/25/01      6/25/00      1/25/00      6/25/99
Payment       Window                 50           56           33           19           12            9            8            6
Mod           Duration            11.26         7.89         4.79         3.41         2.64         2.18         1.85         1.44

Class         A-5          @            Price        100/00
Yield                            6.9043       6.8933       6.8736       6.8404       6.8093       6.7721       6.7382       6.6761
Average       Life                   25        14.97         9.02         5.46            4         3.03         2.49         1.87
First         Prin             11/25/21     11/25/11      4/25/05      7/25/02      3/25/01      6/25/00      1/25/00      6/25/99
Last          Prin              6/25/23     10/25/13      1/25/08     11/25/03      2/25/02      2/25/01      5/25/00      9/25/99
Payment       Window                 20           24           34           17           12            9            5            4
Mod           Duration            11.67         9.11         6.53         4.42          3.4         2.66         2.22         1.71

Class         A-6          @            Price        100/00
Yield                            7.0223       7.0151       7.0023       6.9783       6.9496       6.9216        6.876       6.8189
Average       Life                26.45        17.88        11.75         7.31         5.05         3.89         2.83         2.11
First         Prin              6/25/23     10/25/13      1/25/08     11/25/03      2/25/02      2/25/01      5/25/00      9/25/99
Last          Prin             10/25/24      5/25/17     11/25/10      7/25/06      5/25/03      1/25/02      9/25/00     12/25/99
Payment       Window                 17           44           35           33           16           12            5            4
Mod           Duration            11.78         9.95         7.79         5.56         4.13         3.31         2.49         1.91

Class         A-7          @            Price        100/00
Yield                             7.176       7.1722       7.1628       7.1504       7.1279       7.1007       7.0723       6.9947
Average       Life                27.71        21.81        14.73        10.55         7.05         5.02         3.88         2.39
First         Prin             10/25/24      5/25/17     11/25/10      7/25/06      5/25/03      1/25/02      9/25/00     12/25/99
Last          Prin              1/25/26      8/25/21      4/25/14      2/25/10     11/25/06      8/25/03      3/25/02      3/25/00
Payment       Window                 16           52           42           44           43           20           19            4
Mod           Duration            11.79        10.78         8.87          7.2         5.36          4.1         3.29         2.14

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                  0 PPC       25 PPC       50 PPC       75 PPC      100 PPC      125 PPC      150 PPC      200 PPC
Class         A-8          @            Price        100/00
Yield                             7.442       7.4409        7.437       7.4308       7.4228       7.4106       7.3913       7.2839
Average       Life                29.02        26.79        21.61        16.64           13         9.92         7.25          2.8
First         Prin              1/25/26      8/25/21      4/25/14      2/25/10     11/25/06      8/25/03      3/25/02      3/25/00
Last          Prin              5/25/27      2/25/27      3/25/26      2/25/23      8/25/18      9/25/14      2/25/12      9/25/00
Payment       Window                 17           67          144          157          142          134          120            7
Mod           Duration            11.65        11.36        10.43          9.2         8.01         6.68         5.29         2.45

Class         A-9          @            Price        100/00
Yield                            6.9903       6.9751       6.9677       6.9619       6.9577       6.9552       6.9543         6.95
Average       Life                 13.5         9.36         8.12         7.34         6.86          6.6         6.51         6.13
First         Prin             10/25/00     10/25/00     10/25/00     10/25/00     10/25/00     12/25/00      3/25/01      9/25/00
Last          Prin              3/25/27     12/25/26      1/25/26     12/25/22      6/25/18      7/25/14     11/25/11      2/25/08
Payment       Window                318          315          304          267          213          164          129           90
Mod           Duration             8.26          6.5         5.89         5.48         5.22         5.08         5.03          4.8

Class         M-1F         @            Price        100/00
Yield                            7.2566       7.2492       7.2375       7.2234        7.208       7.1924       7.1798       7.1696
Average       Life                 25.9        18.57        12.98         9.48         7.29         5.91         5.08         4.51
First         Prin              6/25/18      5/25/08     12/25/03      1/25/02      1/25/01     11/25/00      1/25/01      5/25/01
Last          Prin              3/25/27      7/25/26      2/25/24      2/25/19      7/25/14      8/25/11      3/25/09      1/25/06
Payment       Window                106          219          243          206          163          130           99           57
Mod           Duration            11.41         9.71         7.84         6.37         5.29         4.51         4.03         3.71

Class         M-2F         @            Price        100/00
Yield                             7.476       7.4685       7.4564       7.4417       7.4257       7.4092       7.3949       7.3768
Average       Life                25.89        18.54         12.9         9.37         7.22         5.83         4.97         4.15
First         Prin              6/25/18      5/25/08     12/25/03      1/25/02      1/25/01     10/25/00     11/25/00      1/25/01
Last          Prin              2/25/27      3/25/26     10/25/22      5/25/17     12/25/12      5/25/10      3/25/08      4/25/05
Payment       Window                105          215          227          185          144          116           89           52
Mod           Duration            11.18         9.54         7.73         6.28         5.22         4.44         3.94         3.44

Class         B-1F         @            Price        100/00
Yield                            7.8336       7.8257       7.8125       7.7966       7.7793       7.7611       7.7449        7.721
Average       Life                25.85        18.37        12.54         9.07         6.98         5.61         4.76         3.87
First         Prin              6/25/18      5/25/08     12/25/03      1/25/02      1/25/01     10/25/00     10/25/00     11/25/00
Last          Prin             11/25/26      4/25/25      6/25/20     10/25/14      5/25/11      9/25/08     10/25/06      3/25/04
Payment       Window                102          204          199          154          125           96           73           41
Mod           Duration            10.82         9.27          7.5         6.09         5.06         4.29         3.78         3.22

Class         B-2F         @            Price        100/00
Yield                            9.3546       9.3441       9.3262       9.3042       9.2798       9.2548       9.2324       9.1996
Average       Life                25.42        16.93        11.14         7.96         6.06         4.87         4.14         3.39
First         Prin              6/25/18      5/25/08     12/25/03      1/25/02      1/25/01     10/25/00     10/25/00     10/25/00
Last          Prin              1/25/26      9/25/21      6/25/14      4/25/10      5/25/07      6/25/05      1/25/04      4/25/02
Payment       Window                 92          161          127          100           77           57           40           19
Mod           Duration             9.45         8.14         6.58         5.32          4.4         3.73         3.28         2.79

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      Fixed Rate Average Life Sensitivities
                      -------------------------------------
                                    (To Call)

                                  0 PPC       25 PPC       50 PPC       75 PPC      100 PPC      125 PPC      150 PPC      200 PPC
Class         A-1          @            Price        100/00
Yield                            6.7265       6.4325       6.2226       6.0614       5.9258       5.8019       5.6887       5.4776
Average       Life                 5.01         1.19         0.77         0.61         0.51         0.45         0.41         0.34
First         Prin             10/25/97     10/25/97     10/25/97     10/25/97     10/25/97     10/25/97     10/25/97     10/25/97
Last          Prin              6/25/07     12/25/99      1/25/99      9/25/98      7/25/98      6/25/98      5/25/98      3/25/98
Payment       Window                117           27           16           12           10            9            8            6
Mod           Duration             3.94          1.1         0.73         0.58         0.49         0.43         0.39         0.33

Class         A-2          @            Price        100/00
Yield                            6.6039        6.514       6.4215       6.3394        6.266       6.2008       6.1418       6.0378
Average       Life                13.01         3.58         2.06         1.49          1.2         1.02          0.9         0.74
First         Prin              6/25/07     12/25/99      1/25/99      9/25/98      7/25/98      6/25/98      5/25/98      3/25/98
Last          Prin              6/25/12      9/25/02      6/25/00      9/25/99      4/25/99     12/25/98     10/25/98      8/25/98
Payment       Window                 61           34           18           13           10            7            6            6
Mod           Duration             8.49         3.09         1.87         1.38         1.12         0.96         0.85         0.71

Class         A-3          @            Price        100/00
Yield                            6.6167       6.5808       6.5269       6.4749       6.4259        6.379       6.3339       6.2498
Average       Life                17.07         7.09         3.81         2.64         2.05         1.69         1.44         1.14
First         Prin              6/25/12      9/25/02      6/25/00      9/25/99      4/25/99     12/25/98     10/25/98      8/25/98
Last          Prin             10/25/17      4/25/07      8/25/02      1/25/01      4/25/00     10/25/99      6/25/99      1/25/99
Payment       Window                 65           56           27           17           13           11            9            6
Mod           Duration             9.97         5.48         3.27         2.36         1.86         1.55         1.34         1.07

Class         A-4          @            Price        100/00
Yield                            6.7444       6.7274       6.6909       6.6534       6.6155       6.5792       6.5438       6.4742
Average       Life                 22.2        11.73         5.98            4            3         2.42         2.04         1.56
First         Prin             10/25/17      4/25/07      8/25/02      1/25/01      4/25/00     10/25/99      6/25/99      1/25/99
Last          Prin             11/25/21     11/25/11      4/25/05      7/25/02      3/25/01      6/25/00      1/25/00      6/25/99
Payment       Window                 50           56           33           19           12            9            8            6
Mod           Duration            11.26         7.89         4.79         3.41         2.64         2.18         1.85         1.44

Class         A-5          @            Price        100/00
Yield                            6.9043       6.8933       6.8736       6.8404       6.8093       6.7721       6.7382       6.6761
Average       Life                   25        14.97         9.02         5.46            4         3.03         2.49         1.87
First         Prin             11/25/21     11/25/11      4/25/05      7/25/02      3/25/01      6/25/00      1/25/00      6/25/99
Last          Prin              6/25/23     10/25/13      1/25/08     11/25/03      2/25/02      2/25/01      5/25/00      9/25/99
Payment       Window                 20           24           34           17           12            9            5            4
Mod           Duration            11.67         9.11         6.53         4.42          3.4         2.66         2.22         1.71

Class         A-6          @            Price        100/00
Yield                            7.0223       7.0151       7.0023       6.9783       6.9496       6.9216        6.876       6.8189
Average       Life                26.45        17.88        11.75         7.31         5.05         3.89         2.83         2.11
First         Prin              6/25/23     10/25/13      1/25/08     11/25/03      2/25/02      2/25/01      5/25/00      9/25/99
Last          Prin             10/25/24      5/25/17     11/25/10      7/25/06      5/25/03      1/25/02      9/25/00     12/25/99
Payment       Window                 17           44           35           33           16           12            5            4
Mod           Duration            11.78         9.95         7.79         5.56         4.13         3.31         2.49         1.91

Class         A-7          @            Price        100/00
Yield                             7.176       7.1722       7.1628       7.1504       7.1279       7.1007       7.0723       6.9947
Average       Life                27.71        21.81        14.73        10.55         7.05         5.02         3.88         2.39
First         Prin             10/25/24      5/25/17     11/25/10      7/25/06      5/25/03      1/25/02      9/25/00     12/25/99
Last          Prin              1/25/26      8/25/21      4/25/14      2/25/10     11/25/06      8/25/03      3/25/02      3/25/00
Payment       Window                 16           52           42           44           43           20           19            4
Mod           Duration            11.79        10.78         8.87          7.2         5.36          4.1         3.29         2.14

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                  0 PPC       25 PPC       50 PPC       75 PPC      100 PPC      125 PPC      150 PPC      200 PPC
Class         A-8          @            Price        100/00
Yield                            7.4417       7.4394        7.432        7.423       7.4117       7.3955        7.376       7.2839
Average       Life                28.36        24.26        17.01        12.76         9.81         7.42         5.76          2.8
First         Prin              1/25/26      8/25/21      4/25/14      2/25/10     11/25/06      8/25/03      3/25/02      3/25/00
Last          Prin              1/25/26     12/25/21      9/25/14      6/25/10      7/25/07      7/25/05      3/25/04      9/25/00
Payment       Window                  1            5            6            5            9           24           25            7
Mod           Duration            11.58        10.99         9.42         8.03         6.78         5.54         4.54         2.45

Class         A-9          @            Price        100/00
Yield                            6.9903       6.9751       6.9676       6.9617        6.957       6.9529       6.9464       6.9266
Average       Life                 13.5         9.35         8.11         7.31         6.78         6.36         5.81         4.66
First         Prin             10/25/00     10/25/00     10/25/00     10/25/00     10/25/00     12/25/00      3/25/01      9/25/00
Last          Prin              1/25/26     12/25/21      9/25/14      6/25/10      7/25/07      7/25/05      3/25/04      5/25/02
Payment       Window                304          255          168          117           82           56           37           21
Mod           Duration             8.26          6.5         5.88         5.47         5.18         4.95         4.63         3.86

Class         M-1F         @            Price        100/00
Yield                            7.2565       7.2488       7.2357       7.2203       7.2032       7.1858       7.1722       7.1618
Average       Life                25.76        18.03        12.01         8.69         6.65         5.35         4.63         4.18
First         Prin              6/25/18      5/25/08     12/25/03      1/25/02      1/25/01     11/25/00      1/25/01      5/25/01
Last          Prin              1/25/26     12/25/21      9/25/14      6/25/10      7/25/07      7/25/05      3/25/04      5/25/02
Payment       Window                 92          164          130          102           79           57           39           13
Mod           Duration            11.39         9.62         7.62         6.12         5.02         4.24         3.79          3.5

Class         M-2F         @            Price        100/00
Yield                             7.476       7.4681       7.4547       7.4388       7.4212        7.403       7.3877       7.3686
Average       Life                25.76        18.03        12.01         8.69         6.65         5.35         4.57         3.86
First         Prin              6/25/18      5/25/08     12/25/03      1/25/02      1/25/01     10/25/00     11/25/00      1/25/01
Last          Prin              1/25/26     12/25/21      9/25/14      6/25/10      7/25/07      7/25/05      3/25/04      5/25/02
Payment       Window                 92          164          130          102           79           58           41           17
Mod           Duration            11.16         9.47         7.53         6.06         4.98         4.21         3.72         3.25

Class         B-1F         @            Price        100/00
Yield                            7.8336       7.8254       7.8114       7.7949       7.7764       7.7573       7.7404       7.7156
Average       Life                25.76        18.03        12.01         8.69         6.65         5.34         4.54         3.71
First         Prin              6/25/18      5/25/08     12/25/03      1/25/02      1/25/01     10/25/00     10/25/00     11/25/00
Last          Prin              1/25/26     12/25/21      9/25/14      6/25/10      7/25/07      7/25/05      3/25/04      5/25/02
Payment       Window                 92          164          130          102           79           58           42           19
Mod           Duration            10.81         9.23         7.38         5.97         4.92         4.16         3.66         3.11

Class         B-2F         @            Price        100/00
Yield                            9.3546       9.3441       9.3262       9.3042       9.2798       9.2548       9.2324       9.1996
Average       Life                25.42        16.93        11.14         7.96         6.06         4.87         4.14         3.39
First         Prin              6/25/18      5/25/08     12/25/03      1/25/02      1/25/01     10/25/00     10/25/00     10/25/00
Last          Prin              1/25/26      9/25/21      6/25/14      4/25/10      5/25/07      6/25/05      1/25/04      4/25/02
Payment       Window                 92          161          127          100           77           57           40           19
Mod           Duration             9.45         8.14         6.58         5.32          4.4         3.73         3.28         2.79

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                    Floating Rate Average Life Sensitivities
                    ----------------------------------------
                                  (To Maturity)

                                  0 CPR       10 CPR       15 CPR       20 CPR       25 CPR       30 CPR       35 CPR       40 CPR
Class         A-10         @            Price        100/00
Yield                            5.9178       5.9215       5.9247       5.9266       5.9279       5.9295       5.9307       5.9174
Average       Life                20.12         6.61         4.62         3.47         2.71         2.14         1.67         1.18
First         Prin             10/25/97     10/25/97     10/25/97     10/25/97     10/25/97     10/25/97     10/25/97     10/25/97
Last          Prin              6/25/27      2/25/26     10/25/22      1/25/18      1/25/14      2/25/11     11/25/08      9/25/00
Payment       Window                357          341          301          244          196          161          134           36
Accrual       Factor                  0            0            0            0            0            0            0            0
Mod           Duration               11         4.69         3.54         2.81         2.28         1.86         1.49         1.11

Class         M-1A         @            Price        100/00
Yield                            6.0716       6.0763       6.0798       6.0818       6.0829       6.0832        6.082       6.1129
Average       Life                27.26        13.66         9.63         7.22         5.82         5.15         5.06         6.05
First         Prin             10/25/21     12/25/03     11/25/01     10/25/00      1/25/01      4/25/01      8/25/01      9/25/00
Last          Prin              5/25/27      7/25/24      8/25/19     11/25/14      5/25/11     11/25/08     12/25/06      3/25/07
Payment       Window                 68          248          214          170          125           92           65           79
Accrual       Factor                  0            0            0            0            0            0            0            0
Mod           Duration            13.14         8.76         6.87         5.54         4.69         4.29         4.27         4.96

Class         M-2A         @            Price        100/00
Yield                            6.2871       6.2938       6.2985       6.3011       6.3026       6.3036       6.3026       6.3018
Average       Life                27.25        13.55         9.49          7.1         5.67         4.86         4.44         4.32
First         Prin             10/25/21     12/25/03     11/25/01     10/25/00     11/25/00     12/25/00      2/25/01      4/25/01
Last          Prin              4/25/27      3/25/23      8/25/17      1/25/13     10/25/09      7/25/07     12/25/05      9/25/04
Payment       Window                 67          232          190          148          108           80           59           42
Accrual       Factor                  0            0            0            0            0            0            0            0
Mod           Duration            12.85         8.61         6.75         5.44         4.57         4.06         3.78         3.71

Class         B-1A         @            Price        100/00
Yield                            6.6978       6.7028       6.7061       6.7079       6.7088       6.7101       6.7093       6.7095
Average       Life                27.19        13.02            9          6.7         5.33         4.52         4.03         3.75
First         Prin             10/25/21     12/25/03     11/25/01     10/25/00     10/25/00     10/25/00     11/25/00     11/25/00
Last          Prin              1/25/27      8/25/20      9/25/14      8/25/10     11/25/07     12/25/05      8/25/04      7/25/03
Payment       Window                 64          201          155          119           86           63           46           33
Accrual       Factor                  0            0            0            0            0            0            0            0
Mod           Duration            12.32         8.26         6.44         5.17         4.32         3.79         3.45         3.26

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                    Floating Rate Average Life Sensitivities
                    ----------------------------------------
                                    (To Call)

                                  0 CPR       10 CPR       15 CPR       20 CPR       25 CPR       30 CPR       35 CPR       40 CPR
Class         A-10         @            Price        100/00
Yield                            5.9177       5.9176       5.9176       5.9176       5.9175       5.9175       5.9174       5.9174
Average       Life                20.09         6.27         4.28         3.19         2.49         1.95         1.51         1.18
First         Prin             10/25/97     10/25/97     10/25/97     10/25/97     10/25/97     10/25/97     10/25/97     10/25/97
Last          Prin              7/25/26      3/25/16      9/25/10      6/25/07      5/25/05     11/25/03     11/25/02      9/25/00
Payment       Window                346          222          156          117           92           74           62           36
Mod           Duration            10.99         4.59         3.41         2.68         2.16         1.74         1.39         1.11

Class         M-1A         @            Price        100/00
Yield                            6.0714       6.0714       6.0714       6.0713       6.0713       6.0713       6.0713       6.0713
Average       Life                27.16        12.74         8.75         6.52         5.25         4.68         4.67         4.35
First         Prin             10/25/21     12/25/03     11/25/01     10/25/00      1/25/01      4/25/01      8/25/01      9/25/00
Last          Prin              7/25/26      3/25/16      9/25/10      6/25/07      5/25/05     11/25/03     11/25/02      1/25/02
Payment       Window                 58          148          107           81           53           32           16           17
Mod           Duration            13.12         8.51         6.53          5.2         4.38            4         4.01         3.78

Class         M-2A         @            Price        100/00
Yield                            6.2868       6.2867       6.2867       6.2867       6.2867       6.2867       6.2867       6.2867
Average       Life                27.16        12.74         8.75         6.52          5.2         4.47         4.12         4.03
First         Prin             10/25/21     12/25/03     11/25/01     10/25/00     11/25/00     12/25/00      2/25/01      4/25/01
Last          Prin              7/25/26      3/25/16      9/25/10      6/25/07      5/25/05     11/25/03     11/25/02      1/25/02
Payment       Window                 58          148          107           81           55           36           22           10
Mod           Duration            12.84         8.39         6.47         5.16         4.31         3.81         3.57         3.51

Class         B-1A         @            Price        100/00
Yield                            6.6975       6.6975       6.6975       6.6975       6.6974       6.6974       6.6974       6.6974
Average       Life                27.15        12.68          8.7         6.47         5.15         4.36          3.9         3.64
First         Prin             10/25/21     12/25/03     11/25/01     10/25/00     10/25/00     10/25/00     11/25/00     11/25/00
Last          Prin              7/25/26      3/25/16      9/25/10      6/25/07      5/25/05     11/25/03     11/25/02      1/25/02
Payment       Window                 58          148          107           81           56           38           25           15
Mod           Duration            12.32         8.17         6.32         5.06         4.22         3.69         3.37         3.18

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.